UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Traeger, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRAEGER®
WOOD FIRED GRILLS

2025
NOTICE OF ANNUAL MEETING & PROXY STATEMENT

TRAEGER, INC.
533 SOUTH 400 WEST
SALT LAKE CITY, UTAH 84101
April 7, 2025
Fellow Stockholders,
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Traeger, Inc. at 8:30
a.m. Mountain Time, on Tuesday, May 20, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual
Meeting. Please see the section entitled “Who can attend the Annual Meeting?” on page 58 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the
Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet
Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
At the heart of our brand is a passionate and engaged community called the Traegerhood, which includes everyone from casual grillers to competition pitmasters and professional chefs. We believe our potential market opportunity is significant and that our ability to grow within the outdoor grill market is unrivaled. We see opportunities to meaningfully increase awareness of the Traeger brand and to expand our integrated, connected cooking platform with new types of technologies and experiences. Together with the Traegerhood, we are disrupting home cooking.
In 2024, we made significant progress in the face of a challenging industry environment. Our efforts to rightsize inventories and to drive Adjusted EBITDA through gross margin expansion and expense discipline have put Traeger in a materially improved financial position. Moreover, we continued to make progress on our long-term growth initiatives throughout 2024, including product innovation with the introduction of our new Woodridge grill line in January 2025.
Our Board of Directors continues to play a key role in overseeing this transformation of our business.  This year, we engaged in a comprehensive evaluation process to identify areas of improvement, engage in ongoing director education, and ensure that our Board of Directors is functioning effectively in overseeing management as it continues to execute against our strategic pillars.  We believe our employees are the foundation of our success and work to provide them with a world-class experience through competitive compensation; comprehensive benefits and retirement plans; a flexible workplace policy; health and safety training programs; and job skills, compliance, and leadership trainings. We are proud of the strides we continue to make towards our environmental, social, and governance (“ESG”) goals to create an even more sustainable way of bringing people together to create a more flavorful world.
Our confidence in the long-term potential of our brand remains as high as ever.  On behalf of our Board of Directors and the Traegerhood, thank you for your continued trust and support in Traeger, and we look forward to seeing you at the meeting.
Sincerely,

Jeremy Andrus                                                Raul Alvarez
CEO and Chairman of the Board                      Lead Independent Director
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
MEETING DETAILS

DATE Tuesday, May 20, 2025	TIME 8:30 a.m. Mountain Time	PLACE Virtually Online

The Annual Meeting of Stockholders (the “Annual Meeting”) of Traeger, Inc., a Delaware corporation (the “Company”), will be held at 8:30 a.m. Mountain Time on Tuesday, May 20, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COOK2025 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
THE ANNUAL MEETING WILL BE HELD FOR THE FOLLOWING
PURPOSES:

1
Elect Jeremy Andrus, Wendy A. Beck, and Daniel James as Class I directors to serve until the 2028 Annual
Meeting of Stockholders, and until their respective successor shall have been duly elected and qualified;

2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3	Transact any other business as may properly come before Annual Meeting or any continuation, adjournment or postponement thereof.
Holders of record of our common stock as of the close of business on March 24, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The Annual
Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual
Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the
Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope.

Notice of Annual Meeting of Stockholders
Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors,
Courtland Astill
General Counsel
Salt Lake City, Utah
April 7, 2025

It is important that your shares be represented regardless of the number of shares you may hold.
Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

Table of Contents
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding our goals, commitments, strategies, including with respect to environmental, social, and governance (“ESG”), and our executive compensation program.  Additionally, our disclosures, including our ESG disclosures, are subject to various considerations, including responding to various evolving standards and stakeholder expectations. Therefore, our disclosures, including our ESG disclosures, are not necessarily material for SEC reporting purposes.  More information, regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein, may be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the
SEC on March 7, 2025, and in our subsequent filings with the SEC.
For the avoidance of doubt, neither the documents nor website references in this proxy statement, nor the materials accessible by such references, are hereby incorporated by reference absent explicit language to the contrary.

TRAEGER, INC.	1	2025 Proxy Statement

Traeger, Inc. 533 South 400 West Salt Lake City, UT 84101
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Traeger, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, May 20, 2025 (the “Annual Meeting”), at 8:30
a.m., Mountain Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual
Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COOK2025 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on March 24, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 130,648,819 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2024 (the
“2024 Annual Report”) will be released on or about April 7, 2025 to our stockholders as of the Record Date.
In this proxy statement, “Traeger,” the “Company,” “we,” “us,” and “our” refer to Traeger, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON TUESDAY, MAY 20, 2025
This proxy statement and our 2024 Annual Report to Stockholders are available at www.proxyvote.com.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement.
You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials.
As permitted by SEC rules, Traeger is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about April 7, 2025, we intend to mail to our stockholders a Notice of
Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2024 Annual Report. The Internet
Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail

TRAEGER, INC.	2	2025 Proxy Statement

Proxy Statement
and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials.
If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding.
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge,
Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

TRAEGER, INC.	3	2025 Proxy Statement
PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.  We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposals		Recommendation	Page

1	Elect three (3) Class I Directors for a three-year term; and	FOR each Director Nominee	11
2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR	55
WAYS TO VOTE

BY INTERNET, BEFORE AND DURING THE MEETING
Before the meeting (prior to 11:59 p.m. Eastern Time, May
19, 2025), you can vote online at: www.proxyvote.com
During the meeting, you can vote online by logging into the
virtual annual meeting website using your 16-digit control
number: www.virtualshareholdermeeting.com/COOK2025
BY PHONE, BEFORE THE MEETING Before the meeting (prior to 11:59 p.m. Eastern Time, May 19, 2025), you can vote by telephone by calling 1-800-690-6903

BY MAIL, BEFORE THE MEETING
Before the meeting, mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope. To reduce our administrative and postage costs and the environmental impact of the Annual Meeting, we encourage stockholders to vote prior to the meeting via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 19, 2025. Stockholders may revoke their proxies at the times and in the manner described on page 57 of this proxy statement.

MEETING DETAILS

DATE Tuesday, May 20, 2025	TIME 8:30 a.m. Mountain Time	PLACE www.virtualshareholdermeeting.com/ COOK2025

TRAEGER, INC.	4	2025 Proxy Statement

Proxy Summary
DIRECTOR SNAPSHOT

				Committees
Name	Age	Director Since	Position	Audit	Compensation	Nominating and Corporate Governance

Class I Directors (subsequent terms to expire at the 2028 Annual Meeting if elected at the 2025 Annual Meeting)
Jeremy Andrus	53	2014	CEO and Chairman of the Board
Wendy A. Beck	60	2021	Director	Chairperson		X
Daniel James	60	2014	Director
Class II Directors (terms to expire at the 2026 Annual Meeting)
Martin Eltrich	52	2017	Director
James Manges	48	2013	Director
Harjit Shoan	50	2017	Director
Steven Richman	65	2022	Director		X
Class III Directors (terms to expire at the 2027 Annual Meeting)
Raul Alvarez	69	2018	Director	X	Chairperson
James Ho	47	2017	Director		X
Elizabeth C. Lempres	64	2021	Director	X		Chairperson

TRAEGER, INC.	5	2025 Proxy Statement
ENVIRONMENTAL, SOCIAL,
AND GOVERNANCE
At Traeger, we understand that our ongoing commitment to environmental, social, and governance (“ESG”) principles plays an important role in establishing ourselves as a global leader in outdoor cooking. Our Board of Directors remains dedicated to overseeing the integration of ESG principles into our corporate strategy. The Nominating and Corporate
Governance Committee of our Board (the “Nominating and Corporate Governance Committee”) oversees our ESG strategy, including environmental (including climate and natural capital) stewardship, human capital management, human rights, and other such matters of significance to certain of the Company’s stakeholders.  Various members of management have roles in implementing and acting on Traeger's ESG strategy, including initiatives related to their own area of oversight; however, primary oversight for ESG matters, including compliance with evolving ESG regulatory requirements, sits with our General Counsel.  We are proud of the strides we continue to make towards our ESG goals to create an even more sustainable way of bringing people together to create a more flavorful world.

ENVIRONMENTAL SUSTAINABILITY
Sustainable Wood Sourcing:
Traeger is committed to responsibly sourcing wood pellet products and materials, both in Traeger’s wholly owned and third-party operated facilities. To support Traeger’s sustainable wood sourcing efforts, we work with our raw material suppliers and pellet mills to adhere to the following sustainable wood sourcing principles:
1.Avoid sourcing raw wood materials from high-risk areas that engage in controversial sourcing practices including illegally harvested wood, wood harvested in violation of human rights, and wood from forests in which high conservation values are threatened by management activities.
2.Work to increase the amount of recycled wood materials sourced for Traeger’s wood pellets, including pre-
industrial (e.g., mill sawdust, offcuts) and post-industrial (e.g., wood barrels) byproducts of wood production.
3.For non-recycled wood sources, gradually increase the use of raw wood materials certified by accredited third-
party forest certifications schemes such as the Forest Stewardship Council when feasible.
4.Evaluate ESG stewardship and performance of our raw wood suppliers for compliance with our Sustainable
Wood Sourcing Policy and Vendor & Supplier Code of Conduct.
Our full Sustainable Wood Sourcing Policy is available at: https://investors.traeger.com/governance/governance-
documents/default.aspx.
Refurbish, Reuse, Recycle.
At Traeger, we recognize that the reduction of waste is a key aspect to enhancing the overall sustainability of our operations and value chain. That is why we take steps to reduce waste in our own operations where possible, by looking for opportunities to reduce waste associated with the lifecycle of our products. Traeger intentionally designs products to make servicing and repairs accessible to customers and dealers. For example, we design user-accessible service panels that give users a way to access components that need repair or replacement.  Additionally, we provide service parts for sale including instructions written for a general audience, and we provide physical and digital assets to address

TRAEGER, INC.	6	2025 Proxy Statement

Our Environmental, Social, and Governance Journey
customers’ frequently asked questions, as well as assembly and repair instructions to contribute to our position on our customers’ “right to repair.”
This also extends to replacement parts. We do not require customers to pay to ship a grill back for us to fix it or to use one of our certified service dealers. We ship parts to customers at no cost if the product is under warranty (https://
www.traeger.com/service-warranty) and then make parts available for a time to purchase for repairs. We also make an effort to get back high-value parts, such as Wi-Fi controllers and induction burners, to refurbish and redeploy for warranty parts instead of relying solely on new products.
However, we recognize that all good things, including our grills, must eventually come to an end. The majority of the grill products in our portfolio are manufactured from materials that can be recycled at end of life. For example, grill bodies consist primarily of ferrous materials that are 100% recyclable. Additionally, much of the packaging for our products is recyclable as well. Traeger utilizes corrugated paperboard product packaging whenever possible, with only a handful of exceptions for special use cases. New grill and accessory packaging designs utilize curbside recyclable materials, and we are working on multiple initiatives to improve existing designs with the ultimate goal of eliminating single use/non-
recyclable packaging materials from our portfolio.
HQ Office Sustainability Initiatives
Traeger opened its new headquarters in downtown Salt Lake City, Utah in 2023. By opting to adapt and reuse an existing building as our new headquarters, we have not only conserved resources but also diverted waste from the landfill, embodying the principles of reduce, reuse, and recycle. The building incorporates state-of-the-art insulation, including spray foam, along with a thermoplastic polyolefin (TPO) roofing system to reduce energy costs and enhance energy efficiency. Our facility is illuminated with 100% LED lighting, lasting up to 25 times longer than traditional options and featuring daylight harvesting technology for further energy savings. Additionally, we utilized more eco-friendly materials like recyclable PET plastic for acoustical wall treatments and carpets with post-industrial and post-consumer recycled content. We also utilized sustainable landscaping techniques, like planted swales in the parking lot and a focus on existing and drought-tolerant vegetation, which not only beautify the landscape but also help with water management.
We have also prioritized sustainability in our day-to-day operations. On-site amenities like bike storage and recycling stations help to improve our and our employees’ environmental footprint.

TAKING CARE OF OUR PEOPLE
At Traeger, we’re a team of disruptors, innovators, problem solvers, and food fanatics who are dedicated to bringing people together to create a more flavorful world. We believe our employees are the foundation of our success and we work to provide them with a world-class experience through competitive compensation; comprehensive benefits and retirement plans; a flexible workplace policy; health and safety training programs; and job skills, compliance, and leadership trainings. In 2024, we were named in Fortune's Best Workplaces in Retail™ for small and medium workplaces, with 82% of our participating employees reporting Traeger as a great place to work. We are proud of this and continue to demonstrate our commitment to our employees in numerous ways, including:
a.Promoting equal employment opportunities in all our operations, which begins with the employee recruiting process and continues throughout our employees’ relationship with the Company.
b.Providing eligible employees with Company subsidized medical, dental, vision, life, short-term and long-term disability insurance plans, as well as providing employees with free Tava mental health therapy, and Unum work/
life balance services.

TRAEGER, INC.	7	2025 Proxy Statement

Our Environmental, Social, and Governance Journey
c.Maintaining parental leave  and unlimited PTO policies for eligible employees to help employees balance work, family, and life.
d.Monitoring employee engagement through regular surveys and providing feedback on subjects including safety, communications, performance management, development opportunities, respect and recognition, and management support.
e.Continuing to provide developmental opportunities to help our eligible employees build the skills necessary to reach their career goals, including on-the-job training, tuition reimbursement, online learning, professional memberships, and leadership and management training.

INCLUSION AND BELONGING
At Traeger, inclusion and belonging mean welcoming everyone to our table. We embrace and encourage our employees’
differences in age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, religion, sexual orientation, socio-economic status, veteran status, and other characteristics that make our employees unique. Traeger’s initiatives, as well as our formal policies, codify these values and our commitment to a culture where everyone can belong, regardless of background.
Moreover, we facilitate ongoing dialogue and education through discussions, events for various heritage and history months, and microlearning opportunities throughout the year, fostering an inclusive environment where all voices are valued and respected. Our Board is regularly kept apprised of these engagement efforts, initiatives, and commitments.

HUMAN RIGHTS
We are committed to protecting human rights and the integrity and dignity of all those involved in manufacturing our products. Traeger is committed to implementing policies and practices informed by international human rights standards, such as the International Labour Organization’s (“ILO”) Declaration on Fundamental Principles and Rights at Work.
Traeger monitors its supply chain risks continuously to identify current global events and geopolitical developments that could impact our risk exposure. Traeger manages these supply train risks through its Responsible Sourcing Program, discussed further below.

TRAEGER, INC.	8	2025 Proxy Statement

Our Environmental, Social, and Governance Journey

RESPONSIBLE SOURCING
Pre-Sourcing Due Diligence:
Prior to signing manufacturing services agreements with potential production partners, Traeger conducts due diligence through various reviews and third-party tools to assess whether suppliers:
a.Are included on any sanctions or watchlists;
b.Have a history of safe working conditions that comply with local laws;
c.Are the subject of any pending investigations related to forced labor, worker abuse, or otherwise; and
d.Meet Traeger’s minimum standards of care related to responsible business practices and labor.
Vendor & Supplier Code of Conduct:
Traeger communicates its compliance requirements to suppliers through its Vendor & Supplier Code of Conduct. Traeger requires all of its contract manufacturers to agree to adhere to this Vendor & Supplier Code of Conduct through a formal written acknowledgement.  Our Vendor & Supplier Code of Conduct includes provisions on wage and benefits, working hours, nondiscrimination, freedom of association, and health and safety, as well as prohibitions on harassment, abuse, and other impermissible labor practices such as forced labor, human trafficking, and child labor. Our Vendor & Supplier
Code of Conduct also includes certain protections for migrant workers, including prohibiting the payment of recruitment‑related fees and any requirement to hand over passports or other identification documents. We require our contract manufactures to communicate these Vendor & Supplier Code of Conduct requirements to their sub-suppliers.
The Vendor & Supplier Code of Conduct also includes a process for workers to report any violations or grievances directly to Traeger.
As discussed above, Traeger also maintains a sustainable wood sourcing policy, with additional considerations for our wood products supply chain.
Auditing & Reporting Channels:
As part of Traeger’s Responsible Sourcing Program, the Company implements a risk-based audit program that considers the factory’s risk profile to determine the need for an audit or alternative performance verification tool. We use a third-party audit management firm to assess supplier compliance and to conduct quality control checks on audits performed, promoting the independence and impartiality of the audit process. The annual on-site audits and inspections cover factory management practices including recruitment fees, treatment of migrant workers, business relationships with labor brokers, and factory staff training. Our supplier audits also assess environmental considerations, such as environmental management programs, environmental permits and approvals, air emissions, wastewater, and hazardous and non-
hazardous waste management, and social considerations, including health and safety, forced labor, human trafficking, and child labor. Depending on the audit grade of an individual supplier, the program is designed to re‑audit suppliers every
1 or 2 years.
In addition, Traeger requires all of its suppliers to maintain an anonymous grievance mechanism for workers to report violations and/or concerns related to management practices.  As a secondary control in case factory management is unresponsive to worker reports, Traeger provides a whistleblower hotline for workers to report violations and/or concerns directly to Traeger via phone, email, or online. Workers employed directly by Traeger can report grievances through a direct reporting channel managed by Traeger’s Legal department.

TRAEGER, INC.	9	2025 Proxy Statement

Our Environmental, Social, and Governance Journey
Traeger is committed to protecting its supply chain workers and requires its suppliers to correct compliance issues identified in audits, including those identified during pre-sourcing due diligence, with correction plans and timelines dependent on the relative severity of the issues in question.
Training Activities:
Key internal departments are trained on Traeger’s obligations relating to the prevention of forced labor and human trafficking. Internal trainings are performed in-person and virtually and include information on how to use Traeger’s grievance channel to report issues related to labor abuse. Traeger conducts supplier trainings that cover our Vendor &
Supplier Code of Conduct compliance expectations, including forced labor and human trafficking, freedom of association and anti-bribery. These trainings are performed both in-person and virtually and focus on high-risk regions and challenges.

WORKPLACE & PRODUCT SAFETY
At Traeger, we have a long-standing commitment to the safety and health of those working in our facilities. Our goal is to attain a sustainable, zero-harm culture supported by leadership and owned by an engaged and highly skilled workforce, empowered with the capabilities and resources needed to assess, reduce, and eliminate workplace risks and hazards.
Traeger has an Employee Health and Safety (“EHS”) program to assist the company in identifying and managing critical safety risks. We use global safety management systems and employee health and safety trainings to ensure consistent implementation of safety protocols and accurate measurement and tracking of incidents in accordance with OSHA standards. Day-to-day management of our EHS program is handled at the site level, with annual audits by Traeger’s
Director of Manufacturing. All employees and contractors have stop work authority, i.e. the authority to cease plant operations when any unsafe condition or behavior is identified so that the potentially unsafe issue can be reviewed and, if necessary, addressed. Traeger's total recordable incident rate (“TRIR”) was 1.8 in 2024 and 0.7 in 2023. To further promote a safe and secure working environment for our employees, we prohibit workplace discrimination, and we do not tolerate abusive conduct or harassment.
The safety of our products is foundational to our customers having a rewarding experience. Grills sold in the United States and internationally are certified according to various standards, depending on the specific product’s capabilities. For example, grills sold with telecommunications abilities are tested against pertinent regulatory standards for the markets they are being sold into. As part of certain certifications, recurring audits are also performed to confirm that factories are constructing the grills to the reported specifications and that product testing is occurring as required.

GIVING BACK TO THE COMMUNITY
“Fired Up Service” is a program that exists to give our employees an opportunity to get involved in helping and assisting the community, providing employees and the community valuable life experiences, and opportunities to share the Traeger
Spirit with those who need it most. Our goal is to bring a spirit of unity to our employees and the communities we live in through firing up service. We have partnered with Roots Charter High School,  Catholic Community Services, and various non-profits in our community. Our partnerships are aligned with the four pillars of Fired Up Service, Community Inclusivity,
Food & Sustainability, and the Outdoors. We work with these partners on a variety of cadences so we can support their needs and also give our employees variety in their volunteer work.

TRAEGER, INC.	10	2025 Proxy Statement

Our Environmental, Social, and Governance Journey
For Roots Charter High School, we do quarterly initiatives to work directly with the students. The events vary, including programs such as job fairs, holiday break bags, event fundraising, and job shadowing. We also work with Catholic
Community Services regularly to serve hot meals to community members experiencing hunger and residents of Salt Lake
County homeless resource centers.

DATA PRIVACY & SECURITY
At Traeger, we are committed to safeguarding the privacy of customer-related information, including data collected by our connected grill products. Our websites and applications utilize various information security measures such as internet firewalls, an intrusion detection system, encrypted data transmission, and operating procedures intended to protect customer personal information.
Traeger has developed and implemented a cybersecurity risk management program intended to protect the confidentiality, integrity, and availability of our critical systems and information. Our cybersecurity risk management program includes:
•risk assessments designed to help identify material cybersecurity risks to our critical systems, information, products, services, and our broader enterprise IT environment;
•a security team principally responsible for managing (1) our cybersecurity risk assessment processes, (2) our security controls, and (3) our response to cybersecurity incidents;
•the use of external service providers, where appropriate, to assess, test, or otherwise assist with aspects of our security controls;
•cybersecurity awareness training of our employees, incident response personnel, and senior management;
•a cybersecurity incident response plan that includes procedures for responding to cybersecurity incidents; and
•a third-party risk management process for service providers, suppliers, and vendors.
Traeger had no material cybersecurity incidents, including ransomware incidents, reported in 2024, and we will continue in our efforts to monitor potential threats.

PRODUCT MARKETING
Traeger is committed to the responsible marketing of our products. We have robust processes in place to review marketing communications and work to follow the guidelines set by the United States Federal Trade Commission, as well as marketing communications principles issued by local self-regulatory organizations such as the National Advertisers
Association and the Better Business Bureau.

LOOKING AHEAD
In addition to the ongoing work associated with the matters discussed above, Traeger will continue to assess and implement ESG initiatives as appropriate opportunities are identified. Thank you for your support and interest in our ESG initiatives.

TRAEGER, INC.	11	2025 Proxy Statement
PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, three (3) Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2028 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation, or removal.

We currently have ten (10) directors on our Board. Our current Class I directors are Jeremy Andrus, Wendy
A. Beck, and Daniel James. The Board has nominated each of the foregoing director candidates to serve as a
Class I director until the 2028 Annual Meeting.

In accordance with our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and our
Amended and Restated Bylaws (“Bylaws”), our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose term will expire at the 2026
Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I directors are Jeremy Andrus, Wendy A. Beck, and Daniel James; the current Class II directors are Martin
Eltrich, James Manges, Steven Richman, and Harjit Shoan; and the current Class III directors are Raul Alvarez, James
Ho, and Elizabeth C. Lempres.
Our Certificate of Incorporation and our Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Directors may be removed at any time with or without cause upon the affirmative vote of the holders of capital stock representing a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon. However, from and after the time when AEA Investors Fund VI LP, AEA
TGP Holdco LP, and any respective affiliates (collectively, the “AEA Fund”), 2594868 Ontario Limited and any affiliates
(“OTPP”), and TCP Traeger Holdings SPV LLC and any affiliates (collectively, “TCP” and, together with the AEA Fund and
OTPP, the “Investors”), first cease to beneficially own, in the aggregate, a majority of the voting power of our outstanding shares of capital stock entitled to vote generally in the election of directors (the “Sunset Date”), directors may only be removed for cause and only upon the affirmative vote of a majority of the holders of capital stock representing the voting power of our outstanding shares of capital stock entitled to vote thereon.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of
Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Mr. Andrus, Ms. Beck, or Mr. James becomes unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

TRAEGER, INC.	12	2025 Proxy Statement

Proposal 1
VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
The table below sets forth information with respect to our directors as of the filing of this proxy statement:

Name	Age	Director Class

Jeremy Andrus	53	Class I Director - Subsequent Term Expiring at the 2028 Annual Meeting, If Elected at 2025 Annual Meeting
Wendy A. Beck	60	Class I Director - Subsequent Term Expiring at the 2028 Annual Meeting, If Elected at 2025 Annual Meeting
Daniel James	60	Class I Director - Subsequent Term Expiring at the 2028 Annual Meeting, If Elected at 2025 Annual Meeting
Martin Eltrich	52	Class II Director - Term Expiring at the 2026 Annual Meeting
James Manges	48	Class II Director - Term Expiring at the 2026 Annual Meeting
Steven Richman	65	Class II Director - Term Expiring at the 2026 Annual Meeting
Harjit Shoan	50	Class II Director - Term Expiring at the 2026 Annual Meeting
Raul Alvarez	69	Class III Director - Term Expiring at the 2027 Annual Meeting
James Ho	47	Class III Director - Term Expiring at the 2027 Annual Meeting
Elizabeth C. Lempres	64	Class III Director - Term Expiring at the 2027 Annual Meeting

TRAEGER, INC.	13	2025 Proxy Statement

Proposal 1
DIRECTOR BIOGRAPHIES
The following is a brief biographical summary of the experience of our directors and director nominees:
Nominees for Class I Directors (if elected, subsequent terms to expire at the 2028 Annual Meeting)

AGE: 53 DIRECTOR SINCE: 2014	JEREMY ANDRUS CHIEF EXECUTIVE OFFICER

Jeremy Andrus has served as our Chief Executive Officer and a member of our Board since January 2014 and as the Chairman of our Board since July 2021. Prior to joining us, Mr. Andrus served as the President and Chief Executive Officer of Skullcandy, Inc.
Mr. Andrus received a B.S. in International Relations from Brigham Young University and an M.B.A. from Harvard Business School.
We believe Mr. Andrus is qualified to serve on our Board because of his perspective and experience as our Chief Executive Officer and his extensive experience in corporate strategy, brand leadership, general management processes, and operational leadership.

TRAEGER, INC.	14	2025 Proxy Statement

Proposal 1

AGE: 60 DIRECTOR SINCE: 2021	WENDY A. BECK FORMER EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER FOR NORWEGIAN CRUISE LINE HOLDINGS, INC.

Wendy A. Beck has served as a member of our Board since July 2021. Ms. Beck most recently served as Executive Vice President and Chief Financial Officer for Norwegian
Cruise Line Holdings, Inc., from 2010 until 2018. Prior to that, Ms. Beck served as
Executive Vice President and Chief Financial Officer of Domino’s Pizza Inc. from 2008 to
2010, as Senior Vice President, Chief Financial Officer and Treasurer of Whataburger
Restaurants, LP from 2004 through 2008 and as their Vice President and Chief
Accounting Officer from 2001 through 2004, and as Vice President, Chief Financial
Officer and Treasurer of Checkers Drive-In Restaurants, Inc. from 2000 through 2001 and previously served in other financial positions since 1993. Ms. Beck joined the board of directors of Academy Sports and Outdoors, Inc. in December 2020 and serves on the audit committee and as chair of the nominating and corporate governance committee.
She also previously served on the board of directors and the audit committee of Hawaiian
Holdings Inc. from July 2022 to September 2024, on the board of directors and compensation committee of Bloomin’ Brands, Inc. from February 2018 until April 2022, on the board of directors and chaired the audit committee of At Home Group Inc. from
September 2014 to July 2021, and on the board of directors and audit committee of
SpartanNash Company from September 2010 to December 2013. Ms. Beck received her
B.S. in Accounting from the University of South Florida and has been a Certified Public
Accountant since 1992.
We believe Ms. Beck is qualified to serve on our Board because of her executive leadership and her extensive financial and public company executive and board experience.

TRAEGER, INC.	15	2025 Proxy Statement

Proposal 1

AGE: 60 DIRECTOR SINCE: 2014	DANIEL JAMES MANAGING PARTNER AND CEO OF TRILANTIC NORTH AMERICA

Daniel James has served as a member of our Board since 2014. Mr. James is a
Managing Partner and CEO of Trilantic North America, which he co-founded in 2009.
Currently, Mr. James serves on the board of directors of several private companies, including Ortholite and Sunrise Strategic Partners. Mr. James received a B.A. in
Chemistry from the College of the Holy Cross.
We believe Mr. James is qualified to serve on our Board because of his knowledge of our business and his extensive experience in corporate finance and investing.

The Board recommends a vote “FOR” the election of Mr. Andrus, Ms. Beck, and Mr. James as Class I directors.

TRAEGER, INC.	16	2025 Proxy Statement

Proposal 1
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS
Class II Directors (terms to expire at the 2026 Annual Meeting)

AGE: 52 DIRECTOR SINCE: 2017	MARTIN ELTRICH PARTNER AT AEA INVESTORS

Martin Eltrich has served as a member of our Board since September 2017. Mr. Eltrich is a Partner with AEA Investors, which he joined in June 2001, and leads its consumer/retail investment practice. Mr. Eltrich served on the board of directors of At Home Group Inc.
from October 2011 to October 2020. He currently serves on the board of directors of several private companies, including Jack’s Family Restaurants, Chemical Guys,
AmeriVet, and ThreeSixty. Mr. Eltrich received a B.S. in Economics from the University of
Pennsylvania.
We believe Mr. Eltrich is qualified to serve on our Board because of his extensive knowledge and understanding of our business, corporate finance, strategic planning, and investments.

AGE: 48 DIRECTOR SINCE: 2013	JAMES MANGES SENIOR ADVISOR AT TRILANTIC NORTH AMERICA

James Manges has served as a member of our Board since 2013. Mr. Manges is a
Senior Advisor at Trilantic North America, which he joined in 2009. Prior to his current role, he served as Co-President and Partner. Currently, Mr. Manges serves on the board of directors of several private companies, including Gorilla Commerce, Ortholite, Orva,
Rarebreed Veterinary Partners, Taymax, and Sunrise Strategic Partners. Mr. Manges
received a B.A. from Yale University and an M.B.A. from Columbia Business School.
We believe Mr. Manges is qualified to serve on our Board because of his extensive knowledge of consumer businesses and his experience in corporate finance and investing.

TRAEGER, INC.	17	2025 Proxy Statement

Proposal 1

AGE: 65 DIRECTOR SINCE: 2022	STEVEN RICHMAN CEO OF TECHTRONIC INDUSTRIES

Steven Richman has served as a member of our Board since October 2022. Mr.
Richman has served as Chief Executive Officer of Techtronic Industries (TTI), a global manufacturer of power tools and equipment, since May 2024 and previously served as
Group President of The Milwaukee Electric Tool Corporation, a manufacturer of power tools and subsidiary of TTI, from 2007 to May 2024. Previously, Mr. Richman served as
Chief Executive Officer of Werner Co. from 2005 to 2007, and as President of SKIL and
Bosch Power Tools Corporation from 1998 to 2004. Mr. Richman received a B.A. from the University of California, Los Angeles.
We believe Mr. Richman is qualified to serve on our Board due to his experience as a chief executive officer and other leadership positions in the consumer products and manufacturing industry.

AGE: 50 DIRECTOR SINCE: 2017	HARJIT SHOAN MANAGING DIRECTOR AT OTPP

Harjit Shoan has served as a member of our Board since September 2017. Mr. Shoan is a Senior Managing Director at OTPP, which he joined in June 2014. Currently, Mr. Shoan serves on the board of directors of several private companies, including Arterra Wines
Canada. Mr. Shoan received a B.B.A. from Wilfrid Laurier University and an M.B.A. from the University of Oxford. Mr. Shoan is a CFA charterholder.
We believe Mr. Shoan is qualified to serve on our Board because of his extensive experience in investing and corporate finance and his knowledge of consumer retail businesses.

TRAEGER, INC.	18	2025 Proxy Statement

Proposal 1
Class III Directors (terms to expire at the 2027 Annual Meeting)

AGE: 69 DIRECTOR SINCE: 2018	RAUL ALVAREZ OPERATING PARTNER OF ADVENT INTERNATIONAL CORPORATION

Raul Alvarez has served as a member of our Board since May 2018 and as our lead independent director since July 2021. Mr. Alvarez is an Operating Partner of Advent
International Corporation, a global private equity firm, a position he has held since July
2017. Mr. Alvarez has served on the board of directors of Eli Lilly and Company since
2009 and of Lowe’s Companies, Inc. since 2010, and he has served as the Chairman of
First Watch Restaurant Group, Inc. since August 2017. Mr. Alvarez also serves on the board of directors of several private companies. Mr. Alvarez previously served on the board of directors of Dunkin’ Brands Group, Inc., McDonald’s Corporation, KeyCorp,
Skylark Co., Ltd, and Realogy Holdings Corp. Mr. Alvarez received a B.B.A. in
Accounting from the University of Miami.
We believe Mr. Alvarez is qualified to serve on our Board because of his extensive leadership experience, strong business acumen and public company board experience.

AGE: 47 DIRECTOR SINCE: 2017	JAMES HO PARTNER AT AEA INVESTORS

James Ho has served as a member of our Board since September 2017. Mr. Ho is a
Partner at AEA Investors, which he joined in August 2001, and focuses on AEA’s investments in the consumer and services sectors. Currently, Mr. Ho serves on the board of directors of several private companies, including Chemical Guys, ThreeSixty, and
TileBar. Mr. Ho received a B.A. in Economics and an MMSS from Northwestern
University.
We believe Mr. Ho is qualified to serve on our Board because of his extensive knowledge and understanding of our business, consumer businesses, corporate strategy, corporate finance, and governance.

TRAEGER, INC.	19	2025 Proxy Statement

Proposal 1

AGE: 64 DIRECTOR SINCE: 2021	ELIZABETH C. LEMPRES FORMER SENIOR PARTNER AT MCKINSEY & COMPANY

Elizabeth C. Lempres has served as a member of our Board since July 2021. Most recently, Ms. Lempres served as Senior Partner at McKinsey & Company, a management consulting firm, until her retirement in August 2017. Ms. Lempres has served on the board of directors of General Mills, Inc. since June 2019, Great-West
Lifeco. Inc. since May 2018 until April 2022 and Axalta Coating Systems Ltd. from April
2017 until September 2022. Ms. Lempres also serves on the board of directors of several private companies. Ms. Lempres received an A.B. from Dartmouth College, a B.S. from
Dartmouth College Thayer School of Engineering, and an M.B.A. from Harvard Business
School.
We believe Ms. Lempres is qualified to serve on our Board because of her extensive leadership experience, strong business acumen and public company board experience.

TRAEGER, INC.	20	2025 Proxy Statement

Proposal 1
DIRECTOR SNAPSHOT

				Committees
Name	Age	Director Since	Position	Audit	Compensation	Nominating and Corporate Governance

Class I Directors (terms to expire at the Annual Meeting)
Jeremy Andrus	53	2014	CEO and Chairman of the Board
Wendy A. Beck	60	2021	Director	Chairperson		X
Daniel James	60	2014	Director
Class II Directors (terms to expire at the 2026 Annual Meeting)
Martin Eltrich	52	2017	Director
James Manges	48	2013	Director
Harjit Shoan	50	2017	Director
Steven Richman	65	2022	Director		X
Class III Directors (terms to expire at the 2027 Annual Meeting)
Raul Alvarez	69	2018	Director	X	Chairperson
James Ho	47	2017	Director		X
Elizabeth C. Lempres	64	2021	Director	X		Chairperson

TRAEGER, INC.	21	2025 Proxy Statement

Proposal 1
BOARD SKILLS MATRIX
We believe our Board membership reflects the appropriate mix of experience, qualifications, and skills in order to ensure that the Board as a whole has the necessary tools to successfully guide and oversee the Company’s long-term strategy and priorities. The skills matrix below identifies our directors’ prominent experiences, qualifications, and skills by name.
Each director brings his or her own unique background and range of expertise, knowledge, and experience, which we believe supports our Board in effectively fulfilling its oversight responsibilities. By its nature, the information contained in this skills matrix is not intended to be exhaustive. While we consider deep and diverse experience to be a strength of the
Board, we consider the following experience, qualifications, and skills to be particularly valuable in supporting the
Company’s strategies and fulfilling the Board’s responsibilities:
•Executive Management: experience as a CEO or other senior executive of an organization. This experience is important to give insight into our strategic leadership, and the appointment, oversight, and assessment of leadership.
•Public Company Board: experience as a public company board member, CEO, or other executive position with significant interaction with a public company’s board of directors. This experience is important to give insight into our strategic leadership, and the appointment, oversight, and assessment of leadership.
•Finance/Accounting: experience with financial reporting and the preparation and review of financial statements and financial reports, internal controls, or public accounting. This is important to us because it assists our directors in understanding our financial statements, capital structure and budget, overseeing and evaluating strategic actions, performance, financial reporting and disclosures, and internal controls.
•Strategic Transactions: experience in driving the strategic direction and growth of an enterprise, including through partnerships and collaborations, financing transactions, acquisitions, and other strategic transactions.
This provides our directors with to the ability to effectively consider and evaluate key strategic decisions and long-term strategies.
•Industry: experience in our industry and in retail and consumer-facing businesses. This is relevant to providing vision and direction for our sales strategies and distribution channels and in assessing trends and external forces that impact our business.
•Customer/Market Insights: experience with customer creation, brand innovation, and go-to-market strategy and execution. This is relevant as we seek to develop and strengthen our brand, premium position, and customer experience, and to respond to a rapidly changing consumer environment.
•Logistics & Supply Chain: experience in managing businesses or companies with significant or complex manufacturing and/or supply chain operations. This is relevant to assessing and maintaining effective and efficient production and logistics operations.
•Risk Management: experience providing enterprise risk oversight, including in identifying, assessing, and monitoring business risks and in developing risk monitoring and mitigation strategies for financial, operational, compliance, reputational, and other purposes. This is important to effective oversight of our risk management and compliance functions.
•Human Capital, Environment, and Climate: experience in overseeing and managing ESG practices and initiatives and skills and knowledge in climate-related strategic planning, risk mitigation, and management. This is important to our culture and in ensuring effective oversight of our people, teams, and talent development efforts.

TRAEGER, INC.	22	2025 Proxy Statement

Proposal 1

Skill/Experience	Jeremy Andrus	Raul Alvarez	Wendy A. Beck	Martin Eltrich	James Ho	Daniel James	Elizabeth C. Lempres	James Manges	Steven Richman	Harjit Shoan

Executive Management	●	●	●	●	●	●	●	●	●	●
Public Company Board		●	●	●		●	●		●	●
Finance/Accounting	●	●	●	●	●	●	●	●	●	●
Strategic Transactions	●	●	●	●	●	●	●	●	●	●
Industry	●	●	●	●	●	●	●	●	●	●
Customer/Market Insights	●				●	●	●	●	●
Logistics & Supply Chain	●	●	●						●
Risk Management	●	●	●	●	●	●		●		●
Human Capital, Environmental, & Climate	●	●	●		●	●	●	●	●	●

TRAEGER, INC.	23	2025 Proxy Statement
EXECUTIVE OFFICERS
The following table identifies our current executive officers. In addition, as disclosed on March 6, 2025, the Board appointed Joey Hord, age 45, to serve as the Company’s Chief Financial Officer, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025 with the SEC (the
“Transition Date”).
Joey Hord has served as Senior Vice President of Finance and Strategy at the Company since April 2023, and, prior to that, as Vice President of Finance and Strategy from September 2021 until March 2023. Before his time at Traeger, he spent 16 years at NIKE, Inc. in various leadership roles, including Senior Director of Global Business Planning from April
2020 to September 2021, CFO of Nike Southern Cone, and CFO of Nike Brazil. Mr. Hord holds a B.A. in Accounting and
Finance from the University of Portland and has completed an Executive Leadership program at Stanford University’s
Graduate School of Business.

Name	Age	Position

Jeremy Andrus(1)	53	Chief Executive Officer and Chairman of the Board
Dominic Blosil(2)	43	Chief Financial Officer
Jim Hardy(3)	65	President of Apption Labs Limited (d/b/a/ MEATER)
1.See biography on page 13 of this proxy statement.
2.Dominic Blosil has served as our Chief Financial Officer since January 2018. Prior to that, Mr. Blosil served as our Vice President of Strategy and
Finance from February 2014 to December 2017. From November 2010 to January 2014, Mr. Blosil served as Director of Strategy and Finance at
Skullcandy, Inc. Mr. Blosil received a B.S. in Business Management, Finance from Brigham Young University.
3.Jim Hardy has served as President of Apption Labs Limited (d/b/a MEATER), our wholly-owned subsidiary, since June of 2023. Prior to that, Mr. Hardy served as our Chief Operating Officer since September 2022, and prior to that, as our Chief Supply Chain Officer from March 2021 until August 2022.
Mr. Hardy has over 35 years of supply chain experience, having served as Chief Operating Officer of Fanatics, Inc., a retailer of licensed sports apparel and merchandise, from November 2017 to December 2019 and as Executive Vice President Global Operations of Under Armour, Inc. from March 2012 to March 2017. Mr. Hardy has also served on the board of directors of several private companies. Mr. Hardy received a B.S. in Industrial Engineering from the University of Florida.

TRAEGER, INC.	24	2025 Proxy Statement
CORPORATE GOVERNANCE
GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our
Nominating and Corporate Governance Committee, Audit Committee of the Board (the “Audit Committee”) and
Compensation Committee of the Board (the “Compensation Committee”) to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the
“Governance” section of the “Investors Relations” page of our website located at investors.traeger.com, or by writing to our Secretary at our offices, 533 South 400 West, Salt Lake City, Utah 84101.
BOARD COMPOSITION
Our Board currently consists of ten members: Jeremy Andrus, Raul Alvarez, Wendy A. Beck, Martin Eltrich, Daniel James,
James Ho, Elizabeth C. Lempres, James Manges, Steven Richman and Harjit Shoan. Wayne Marino resigned from our
Board, effective March 7, 2025. Our Certificate of Incorporation and our Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Prior to the Sunset Date, directors may be removed with or without cause by the affirmative vote of the holders of capital stock representing a majority of the voting power of our outstanding shares of Common Stock. After the Sunset Date, directors may only be removed for cause and only upon the affirmative vote of a majority of the holders of capital stock representing the voting power of our outstanding shares of Common Stock.
STOCKHOLDERS AGREEMENTS
In connection with our IPO, we entered into (i) the Stockholders Agreement, dated as of July 28, 2021 and as amended on
April 30, 2024 (the “Stockholders Agreement”), with AEA Fund, OTPP and TCP, and (ii) the Management Stockholders
Agreement, dated as of July 28, 2021 (the “Management Stockholders Agreement”) with Jeremy Andrus, our Chief
Executive Officer and Chairman of the Board.  The Stockholders Agreement grants the AEA Fund, OTPP and TCP the right, but not the obligation, to designate a number of individuals for election to our Board at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected. Pursuant to the Stockholders
Agreement, we are required to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected, designated by the AEA
Fund (each such individual an “AEA Designee”), OTPP (each such individual an “OTPP Designee”) and TCP (each such individual a “TCP Designee”), such that, upon the election of such individual and each other individual designated by or at the direction of our Board or a duly authorized committee of the board, as a director of our company, the number of:
•AEA Designees serving as directors will be equal to (i) three (3) directors, if certain affiliates of the AEA Fund continue to beneficially own at least 20% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, (ii) two (2) directors, if certain affiliates of the AEA Fund continue to beneficially own less than 20% but at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (iii) one (1) director, if certain affiliates of the AEA Fund continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO;

TRAEGER, INC.	25	2025 Proxy Statement

Corporate Governance
•OTPP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of OTPP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of OTPP continue to beneficially own less than 10%
but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO;
and
•TCP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of TCP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of TCP continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO.
Each of the AEA Fund, OTPP and TCP agrees to vote, or cause to vote, all of their outstanding shares of our Common
Stock (whether at a meeting or by consent), so as to cause the election of the AEA Designees, OTPP Designees and TCP
Designees, in each case to the extent that each or any of the AEA Fund, OTPP and TCP have exercised their right to designate individuals for election to our Board.
If the number of individuals that any of the AEA Fund, OTPP or TCP has the right to designate is decreased because of the decrease in its in ownership, then any corresponding AEA Designees, OTPP Designees and TCP Designees will immediately tender his or her resignation for consideration by our Board and, if such resignation is requested by our
Board, such director shall resign within thirty (30) days of the date on which the relevant stockholder’s right to designate individuals for election as our directors was decreased pursuant to the terms of the Stockholders Agreement.
Notwithstanding the foregoing, a director may resign at any time regardless of the period of time left in his or her then current term.
The Management Stockholders Agreement requires us to, among other things, nominate Jeremy Andrus, our Chief
Executive Officer and Chairman of the Board, for election as a director at any applicable meeting of our stockholders (or consent in lieu of a meeting), for so long as Mr. Andrus serves in his capacity as our Chief Executive Officer or, if Mr.
Andrus is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Andrus’s employment by us or any of our subsidiaries for cause, and (ii) the date on which Mr. Andrus ceases to beneficially own greater than 2% of the shares of Common Stock then outstanding. Each of the termination and dates referred to in clauses (i) and (ii) of the immediately preceding sentence is referred to as a “Trigger Event.”
In addition, pursuant to the Management Stockholders Agreement, for so long as a Trigger Event has not occurred, upon each of the first, second and third consecutive vacancies on our Board resulting from a decrease in the number of AEA
Designees, OTPP Designees or TCP Designees pursuant to the terms of the Stockholders Agreement, Mr. Andrus will have the right to designate the initial replacement director, and we will be required to nominate each such individual for election as our director at the immediately succeeding applicable meeting of our stockholders (or consent in lieu of a meeting). In the event that Mr. Andrus is no longer serving as our Chief Executive Officer and for so long as a Trigger
Event has not occurred, (i) any director designated by Mr. Andrus in accordance with the foregoing sentence shall satisfy the standards of independence established for independent directors and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be an affiliate of Mr. Andrus, and (ii) we will appoint Mr. Andrus as our
Executive Chairman if he still serves on our Board.

TRAEGER, INC.	26	2025 Proxy Statement

Corporate Governance
CONTROLLED COMPANY EXEMPTION
The Investors collectively beneficially own more than 50% of the combined voting power for the election of our directors.
As a result, we are a “controlled company” within the meaning of the corporate governance standards of the New York
Stock Exchange (the “NYSE”) and may elect not to comply with certain corporate governance standards, including the following requirements:
•that a majority of our Board consist of directors who qualify as “independent” as defined under the rules of the
NYSE;
•that we have a nominating and corporate governance committee and, if we have such a committee, that it is composed entirely of independent directors; and
•that we have a compensation committee and, if we have such a committee, that it is composed entirely of independent directors.
We may elect to utilize one or more of these exemptions for so long as we remain a “controlled company.”
Notwithstanding the availability of these exemptions, our Board currently consists of a majority of directors who qualify as
“independent” under the rules of the NYSE. Additionally, as described below, we maintain both a nominating and corporate governance committee and a compensation committee that consist entirely of independent directors.
DIRECTOR INDEPENDENCE
Our Board has determined that each of Raul Alvarez, Wendy A. Beck, Martin Eltrich, James Ho, Daniel James, Elizabeth
C. Lempres, James Manges, Steven Richman, and Harjit Shoan qualifies as “independent” in accordance with the listing requirements of the NYSE (the “NYSE Rules”), representing nine of our ten directors. Jeremy Andrus is not an independent director due to his employment as our Chief Executive Officer. While Wayne Marino served on our Board, the
Board determined that he was independent under the NYSE Rules. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
EXECUTIVE SESSIONS
Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year. Each executive session of the non-management directors or the independent directors is presided over by the Lead Director.
DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance
Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and
Corporate Governance Committee for candidates for election as a director.

TRAEGER, INC.	27	2025 Proxy Statement

Corporate Governance
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics, and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; and whether the candidate has the time required for preparation, participation, and attendance at
Board meetings and committee meetings, if applicable. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o
Secretary, 533 South 400 West, Salt Lake City, Utah 84101. In the event there is a vacancy that none of the Investors nor
Mr. Andrus has a contractual right to fill, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-
recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM INTERESTED PARTIES
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Lead Director,
Chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-
management or independent directors as a group, may do so by addressing such communications or concerns to the
Secretary of the Company, Traeger, Inc., 533 South 400 West, Salt Lake City, Utah 84101, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. The Company’s current Board leadership structure comprises a combined Chairman of the Board and Chief Executive Officer, an independent director serving as the Lead
Director, and highly qualified, active independent directors. Our Board exercises its judgment in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.
Our Corporate Governance Guidelines provide that, if the Chair of our Board is a member of management or does not otherwise qualify as independent, the independent members of our Board may elect a lead independent director. Raul
Alvarez currently serves as our Lead Director. The Lead Director’s responsibilities include, but are not be limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the non-management directors or independent directors, calling meetings or separate sessions of the independent directors, approving the Board’s meeting schedules and agendas, acting as liaison between the independent

TRAEGER, INC.	28	2025 Proxy Statement

Corporate Governance
directors of the Board and the Chief Executive Officer and Chairman of the Board, and when appropriate, meeting or otherwise communicating with major stockholders or other constituencies of the Company.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-
day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.  In addition, our management-led disclosure committee regularly reviews our existing disclosure controls and procedures to align with the risk identification and assessment conducted by management. The Board also meets periodically and as necessary with outside advisors regarding material risk facing the Company.
Our Board is responsible for overseeing our risk management process. Our Board reviews information regarding the
Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including with respect to asset protection and data protection, and for overseeing financial and cybersecurity risks and potential conflicts of interest. Our
Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and oversees the Company’s efforts with regard to environmental and social matters and associated risks. The
Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
CODE OF BUSINESS CONDUCT AND ETHICS
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website,
investors.traeger.com, in the “Governance” section under “Governance Documents.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
INSIDER TRADING POLICY
Our Board has adopted the Insider Trading Compliance Policy and Procedures (“Insider Trading Policy”), which applies to all of our directors, officers, and employees, as well as certain other persons (collectively, “covered persons”), which we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations. Among other things, our Insider Trading Policy (a) prohibits covered persons from purchasing or selling the Company's securities while in possession of material, non-public information relating to the Company except under pre-approved trading plans that meet the requirements of Rule 10b5-1 under the Exchange Act (“Rule 10b5-1 plans”) and certain other limited exceptions and (b) specifies (i) our quarterly blackout periods, (ii) our pre-clearance procedures, (iii) additional prohibited transactions, and (iv) requirements regarding pre-approved Rule 10b5-1 plans. The policy prohibits covered persons and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy attached as Exhibit 19 to our Annual Report on Form 10-K for the
fiscal year ended December 31, 2024, filed with the SEC on March 7, 2025.

TRAEGER, INC.	29	2025 Proxy Statement

Corporate Governance
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
INFORMATION
During 2024, the members of our Compensation Committee were Raul Alvarez, James Ho, and Steven Richman (none of whom was during fiscal year 2024 an officer or employee of the Company or was formerly an officer of the Company).
Related person transactions pursuant to Item 404(a) of Regulation S-K involving those who served on the Compensation
Committee during 2024 are described in “Certain Relationships and Related Party and Other Transactions.”
During 2024, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our
Board or Compensation Committee.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT
MEETINGS
There were five meetings of the Board during the fiscal year ended December 31, 2024. During the fiscal year ended
December 31, 2024, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served, during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investors.traeger.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the annual meeting of stockholders; however, it is expected that absent compelling circumstances, directors will attend. All of our then-incumbent directors attended our annual meeting of stockholders held in 2024.

TRAEGER, INC.	30	2025 Proxy Statement

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate
Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth below.

Name	Audit	Compensation	Nominating and Corporate Governance

Raul Alvarez	X	Chairperson
Wendy A. Beck	Chairperson		X
James Ho		X
Elizabeth C. Lempres	X		Chairperson
Steven Richman		X

Audit Committee
Members:
Wendy A. Beck (Chair)
Raul Alvarez
Elizabeth C. Lempres
Met 5 times in 2024.
The members of our Audit
Committee meet the
requirements for financial
literacy under the applicable
NYSE Rules. In addition, our
Board has determined that
each of Raul Alvarez and
Wendy A. Beck qualifies as
an “audit committee financial
expert,” as such term is
defined in Item 407(d)(5) of
Regulation S-K. No Audit
Committee member currently
serves on the audit committee
of more than three public
companies.

RESPONSIBILITIES INCLUDE:
•appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•assessing the internal quality-controls and independence of our independent registered public accounting firm from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions;
•reviewing, with management, our finance function, including its budget, organization and quality of personnel; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The Audit Committee charter is available on our website at investors.traeger.com.  Our Board has affirmatively determined that each of Raul Alvarez, Wendy A. Beck, and Elizabeth C. Lempres is independent for purposes of serving

TRAEGER, INC.	31	2025 Proxy Statement

Committees of the Board
on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to Audit Committee membership.
Wayne Marino previously served as Chairperson of the Audit Committee prior to his resignation on March 7, 2025, and our Board previously determined that he qualified as independent for purposes of serving on an audit committee under
NYSE Rules and the additional independence standards applicable to audit committee members established pursuant to
Rule 10A-3 under the Exchange Act.

Compensation
Committee
Members:
Raul Alvarez (Chair)
James Ho
Steven Richman
Met 7 times in 2024.
Each of Raul Alvarez, James
Ho, and Steven Richman
qualifies as an independent
director under NYSE’s
heightened independence
standards for members of a
compensation committee and
each of Raul Alvarez and
Steven Richman qualifies as
a “non-employee director” as
defined in Rule 16b-3 of the
Exchange Act.

RESPONSIBILITIES INCLUDE:
•reviewing and approving the corporate goals and objectives with respect to, evaluating the performance of and reviewing and
approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board) the
compensation of our Chief Executive Officer;
•reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•administering and overseeing the Company's compliance with the compensation recovery policy required by applicable SEC and NYSE
Rules;
•making recommendations to our Board regarding the compensation of our directors; and
•appointing and overseeing any compensation consultants.

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive
Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at investors.traeger.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2023 and 2024, the Compensation Committee engaged the compensation consulting firm Meridian Compensation Partners to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the
Compensation Committee reviewed a compensation assessment provided by Meridian Compensation Partners comparing our compensation to that of a group of peer companies within our industry and met with Meridian
Compensation Partners to discuss our executive and non-employee director compensation and to receive input and advice. Meridian Compensation Partners reports directly to the Compensation Committee. The Compensation Committee

TRAEGER, INC.	32	2025 Proxy Statement

Committees of the Board
has considered the adviser independence factors required under SEC rules as they relate to Meridian Compensation
Partners and has determined that Meridian Compensation Partners’ work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.

Nominating and
Corporate
Governance
Committee
Members:
Elizabeth C. Lempres (Chair)
Wendy A. Beck
Met 4 times in 2024.
Our Board has affirmatively
determined that each of
Wendy A. Beck and
Elizabeth C. Lempres meets
the definition of “independent
director” under the NYSE
Rules.

RESPONSIBILITIES INCLUDE:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;
•overseeing an annual self-evaluation of our Board and its
management;
•overseeing the Company’s policies, programs and strategies related to environmental, social and governance matters; and
•reviewing and reassessing our Corporate Governance Guidelines and recommending to our Board any proposed changes.

Wayne Marino previously served as a member of the Nominating and Corporate Governance Committee prior to his resignation on March 7, 2025, and our Board previously determined that he met the definition of “independent director”
under the NYSE Rules.
The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee charter is available on our website at investors.traeger.com.

TRAEGER, INC.	33	2025 Proxy Statement
DIRECTOR COMPENSATION
2024 DIRECTOR COMPENSATION TABLE
The following table sets forth the compensation awarded to and earned by our non-employee directors who served on our
Board during the year ended December 31, 2024. Mr. Andrus is also a member of our Board but did not receive any additional compensation for his service as a director. See the section entitled “—Summary Compensation Table” below for information regarding the compensation paid to Mr. Andrus in 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Total ($)

Raul Alvarez	—	357,498	(2)	357,498
Wendy Beck	75,000	192,498		267,498
Martin Eltrich	—	—		—
James Ho	—	—		—
Daniel James	—	—		—
Elizabeth Lempres	85,000	192,498		277,498
James Manges	—	—		—
Wayne Marino	76,000	211,498	(2)	287,498
Harjit Shoan	—	—		—
Steven Richman	—	267,498	(2)	267,498
1.Amounts reflect the full grant date fair value of time-based restricted stock unit (“RSU”) awards granted during 2024, computed in accordance with ASC
Topic 718. We provide information regarding the assumptions used to calculate the value of the RSU awards in Note 15 to the financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K filed with the SEC on March 7, 2025.
2.Includes the full grant date fair value of fully-vested RSUs in which all or a portion of the named individual’s annual cash retainer (including any cash retainers for service on a committee) that was paid pursuant to the named individual’s election under the Deferred Compensation Plan. The number of
RSUs granted is determined by dividing the value of the aggregate amount of cash fees earned by the closing price of the Common Stock on the applicable date the cash fees would have otherwise been paid.

TRAEGER, INC.	34	2025 Proxy Statement

Director Compensation
The following table shows the aggregate numbers of outstanding RSU awards held as of December 31, 2024 by each non-employee director.

Name	RSU Awards Outstanding at 2024 Fiscal Year End (#) (A)

Raul Alvarez	339,881
Wendy Beck	76,086
Martin Eltrich	—
James Ho	—
Daniel James	—
Elizabeth Lempres	185,461
James Manges	—
Wayne Marino	203,905
Harjit Shoan	—
Steven Richman	229,772
A.Amounts include RSUs which have vested, but have not yet been settled in shares of our Common Stock, pursuant to the named individual's election to defer settlement thereof under the Deferred Compensation Plan, as set forth in the following table:

Name	Vested and Unsettled RSU Awards Outstanding at 2024 Fiscal Year End (#)

Raul Alvarez	263,795
Wayne Marino	127,819
Elizabeth Lempres	109,375
Steven Richman	153,686
Director Compensation Program
In connection with our IPO, our Board adopted and our stockholders approved the Director Compensation Program. The
Director Compensation Program provides for annual retainer fees and long-term equity awards for certain of our non-
employee directors (each, an “Eligible Director”). Eligible Directors generally are directors who are not affiliated with AEA
Fund, OTPP, or TCP (or any of their affiliates). The material terms of the Director Compensation Program are summarized below.
The Director Compensation Program consists of the following components:
Cash Compensation
•Annual Retainer: $75,000
•Lead Independent Director: $75,000

TRAEGER, INC.	35	2025 Proxy Statement

Director Compensation
•Annual Committee Chair Retainer:
◦Audit: $20,000
◦Compensation: $15,000
◦Nominating and Corporate Governance: $10,000
Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.
EQUITY COMPENSATION
•Initial Grant: Each Eligible Director who is initially elected or appointed to serve on our Board automatically will be granted, on the date on which such Eligible Director is appointed or elected to serve on our Board, an RSU award with a value of approximately $192,500, multiplied by a fraction (i) the numerator of which is the difference between 365 and the number of days from the date of the immediately preceding annual meeting of the
Company’s stockholders through the election or appointment date and (ii) the denominator of which is 365.
These initial grants will vest in full on the earlier to occur of (x) the one-year anniversary of the applicable grant date and (y) the date of the next annual meeting of the Company’s stockholders following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.
•Annual Grant: An Eligible Director who is serving on our Board as of the date of the annual meeting of the
Company’s stockholders each calendar year will be granted, on such annual meeting date, an RSU award with a value of approximately $192,500. Each annual grant will vest in full on the earlier to occur of (i) the first anniversary of the applicable grant date and (ii) the date of the next annual meeting of the Company's stockholders following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.
In addition, each Initial Grant and Annual Grant will vest in full upon a “change in control” of the Company (as defined in the 2021 Incentive Award Plan (the “2021 Plan”))  if the Eligible Director will not become a member of the board of directors of the Company or the ultimate parent of the Company as of immediately following such change in control.
Compensation under our Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.
DIRECTOR DEFERRED COMPENSATION PLAN
Our Board adopted a Deferred Compensation Plan for Directors in 2021 (the “Deferred Compensation Plan”). The
Deferred Compensation Plan permits our non-employee directors to (i) receive all or a portion of their annual cash retainers (including any cash retainers for service on a committee) earned under the Director Compensation Program in the form of fully vested RSUs and (ii) defer the settlement of all or a portion of any RSU awards granted under the Director
Compensation Program.
With respect to 2024, (i) Mr. Alvarez elected to defer 100% of his annual cash retainers and RSU awards granted under the Director Compensation Program; (ii) Ms. Lempres elected to defer 100% of her RSU awards granted, but did not elect to defer any portion of her annual cash retainers under the Director Compensation Program; (iii) Mr. Marino elected to defer 20% of his annual cash retainers and 100% of his RSU awards granted under the Director Compensation Program, and (iv) Mr. Richman elected to defer 100% of his annual cash retainers and 100% of his RSU awards granted under the
Director Compensation Program.

TRAEGER, INC.	36	2025 Proxy Statement
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND
MANAGEMENT
The following sets forth the beneficial ownership of our Common Stock as of March 24, 2025 by:
•each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Common
Stock;
•each of our current named executive officers and directors; and
•all of our current executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 130,648,819 shares of Common Stock outstanding as of March 24,
2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 24, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.
Unless otherwise indicated below, the address for each person or entity listed below is c/o Traeger, Inc., 533 South 400
West, Salt Lake City, UT 84101.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Shares Beneficially Owned (%)

5% or Greater Stockholders
AEA Fund(1)	33,519,063	25.7
Entities affiliated with OTPP(2)	24,693,075	18.9
Entities affiliated with Trilantic Capital Management L.P.(3)	17,986,994	13.8
Named Executive Officers and Directors
Jeremy Andrus(4)	16,477,481	12.6
Dominic Blosil	906,065	*
Jim Hardy	468,027	*
Raul Alvarez(5)	888,903	*

TRAEGER, INC.	37	2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Shares Beneficially Owned (%)

Wendy A. Beck(6)	200,461	*
Martin Eltrich	—	—
James Ho	—	—
Daniel James	—	—
Elizabeth C. Lempres(7)	216,711	*
James Manges	—	—
Harjit Shoan	—	—
Steven Richman(8)	237,456	*
All directors and executive officers as a group (12 individuals) (9)	19,395,104	14.7
* Less than one percent.
1.Based solely on a Schedule 13G filed with the SEC on February 10, 2022. Consists of 33,519,063 shares of Common Stock held of record by AEA
TGP Holdco LP (the “AEA Fund”). Each of the AEA Fund, AEA Fund VI Stockholder Representative Corp., AEA Investors Fund VI LP, AEA Investors
Partners VI LP, AEA Management (Cayman) Ltd. and John L. Garcia exercises shared voting and dispositive power over such shares. The general partner of the AEA Fund is AEA Fund VI Stockholder Representative Corp., which is wholly owned by AEA Investors Fund VI LP, whose general partner is AEA Investors Partners VI LP, whose general partner is AEA Management (Cayman) Ltd. John L. Garcia is the sole stockholder and director of AEA Management (Cayman) Ltd. As a result, each of the foregoing entities and persons may be deemed to share beneficial ownership over the shares of Common Stock held of record by the AEA Fund. The address of the AEA Fund, AEA Fund VI Stockholder Representative Corp. and Mr.
Garcia is c/o AEA Investors LP, 520 Madison Ave., 40th Floor, New York, NY 10022.  The address for AEA Investors Fund VI LP, AEA Investors
Partners VI LP and AEA Management (Cayman) Ltd. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.
2.Based solely on a Schedule 13G filed by Ontario Teachers’ Pension Plan Board (“OTPP”) with the SEC on February 14, 2022. Consists of shares of
Common Stock owned by 2594868 Ontario Limited, a wholly-owned subsidiary of OTPP. Each of 2594868 Ontario Limited and OTPP exercises shared voting and dispositive power over the shares noted herein. The President and Chief Executive Officer of OTPP has delegated to each of Mr. Harjit
Shoan and Mr. Kevin Mansfield the authority to implement disposition decisions with respect to the shares of Common Stock that are held by or may be acquired by 2594868 Ontario Limited; however, approval of such decisions are made by senior personnel within the capital markets group of OTPP in accordance with internal portfolio guidelines. Voting decisions are made by OTPP in accordance with internal proxy voting guidelines. As such, each of
Mr. Shoan and Mr. Mansfield expressly disclaims beneficial ownership of the shares of Common Stock that are held by or may be acquired by 2594868
Ontario Limited or OTPP. The address for these entities is 5650 Yonge Street, 3rd Floor, Toronto, Ontario, Canada M2M 4H5.
3.Based solely on a Schedule 13G filed by Trilantic Capital Management L.P. with the SEC on February 10, 2022. Each of Trilantic Capital Management
L.P., TCP Traeger Holdings SPV LLC, Trilantic Capital Partners Associates V L.P. and Trilantic Capital Partners Associates MGP V LLC exercises sole voting and dispositive power over such shares. The address for these entities is 399 Park Avenue, 39th Floor, New York, NY 10022.
4.Based on a Schedule 13D filed by Mr. Andrus with the SEC on November 4, 2024 and information known to the Company. Includes 16,477,481 shares of Common Stock, which are held of record by Mr. Andrus.
5.Consists of (i) 888,903 shares of Common Stock, which consist of 150,000 shares of Common Stock held of record by Mr. Alvarez and 382,117 shares of Common Stock held of record by family trusts and (ii) 356,786 shares of Common Stock underlying RSUs held by Mr. Alvarez that have fully vested or will vest within 60 days of March 24, 2025, in each case where settlement has been deferred until the earliest to occur of (A) the director’s separation from service from the Company, (B) a “Change in Control” (as defined in the Deferred Compensation Plan) of the Company, (C) the director’s death or
(D) the director’s disability.
6.Consists of (i) 124,375 shares of Common Stock and (ii) 76,086 shares of Common Stock underlying RSUs held by Ms. Beck that will vest within 60 days of March 24, 2025.
7.Consists of (i) 31,250 shares of Common Stock and (ii) 185,461 shares of Common Stock underlying RSUs held by Ms. Lempres that have fully vested or will vest within 60 days of March 24, 2025, where settlement has been deferred until the earliest to occur of (A) the director’s separation from service from the Company, (B) a “Change in Control” (as defined in the Deferred Compensation Plan) of the Company, (C) the director’s death or (D) the director’s disability.
8.Consists of 237,456 shares of Common Stock underlying RSUs held by Mr. Richman that have fully vested or will vest within 60 days of March 24,
2025, in each case where settlement has been deferred until the earliest to occur of (A) the director’s separation from service from the Company, (B) a
“Change in Control” (as defined in the Deferred Compensation Plan) of the Company, (C) the director’s death or (D) the director’s disability.
9.Consists of (i) 18,539,315 shares of Common Stock held by all directors and executive officers of the Company as a group and (ii) 855,789 shares of
Common Stock underlying RSUs held by all directors and executive officers of the Company as a group that have fully vested or will vest within 60 days of March 24, 2025.

TRAEGER, INC.	38	2025 Proxy Statement
DELINQUENT SECTION 16(A)
REPORTS
Section 16(a) of the Exchange Act requires our directors and officers (as defined in Rule 16a-1(f) under the Exchange
Act), and holders who beneficially own more than ten percent (10%) of our Common Stock (collectively, “Reporting
Persons”), to file with the SEC reports of ownership and changes in ownership of our Common Stock on Forms 3, 4, and
5. Based solely on our review of Forms 3, 4, and 5 and amendments thereto filed electronically with the SEC by the
Reporting Persons, and written representations from certain Reporting Persons, we believe that all reports required to be filed by such persons with respect to the Company's fiscal year ended December 31, 2024 were timely filed, except that, due to administrative error, (i) Jim Hardy, President of MEATER, filed a late Form 4, reporting shares withheld by the
Issuer to satisfy tax withholding obligations on the vesting of RSUs and (ii) Dominic Blosil, our Chief Financial Officer, filed a late Form 4, reporting shares withheld by the Issuer to satisfy tax withholding obligations on the vesting of RSUs.

TRAEGER, INC.	39	2025 Proxy Statement
EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2024, our “named executive officers” and their positions were as follows:
•Jeremy Andrus, Chief Executive Officer;
•Dominic Blosil, Chief Financial Officer; and
•Jim Hardy, President of Apption Labs Limited (d/b/a/ MEATER).
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for 2023 and
2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)

Jeremy Andrus(2) Chief Executive Officer	2024	—	—	4,482,985	—	13,800(3)	4,496,785
	2023	—	—	2,262,247	—	13,200	2,275,447
Dominic Blosil Chief Financial Officer	2024	450,000	113,000	949,072	—	15,000(4)	1,527,072
	2023	450,000	—	1,318,131	—	14,400	1,782,531
Jim Hardy(5) President of Apption Labs Limited (d/b/a/ MEATER)	2024	410,437	200,000	741,801	—	59,587(6)	1,411,825
	2023	424,219	—	1,192,596	—	25,667	1,642,482
1.With respect to 2024, (i) the amount shown for Mr. Andrus reflects the grant-date fair value of performance-based restricted shares granted during the year ended December 31, 2024, and (ii) amounts shown for Messrs. Blosil and Hardy reflect the grant-date fair value of RSU and PSU awards granted during the year ended December 31, 2024, in each case, computed in accordance with ASC Topic 718, Compensation-Stock Compensation.  See
Note 15 to the financial statements for the fiscal year ended December 31, 2024, included in our Annual Report on Form 10-K filed with the SEC on
March 7, 2025, for a discussion of the relevant assumptions used in calculating these amounts. The values of the performance-based awards to
Messrs. Andrus, Blosil, and Hardy, assuming maximum performance goal achievement, are $4,482,985, $512,084, and $304,813, respectively, calculated by multiplying the number of shares earned upon maximum performance goal achievement by the per share closing price of our Common
Stock on the applicable grant date.
2.In connection with our IPO in August 2021, Mr. Andrus agreed to accept a base salary of $0 per year for 2023 and 2024. For more information regarding the change to Mr. Andrus’s base salary, see “Executive Compensation Arrangements-Jeremy Andrus Side Letter” below.
3.Amount includes matching contributions under our 401(k) plan.
4.Amount includes matching contributions under our 401(k) plan ($13,800) and cell phone reimbursements ($1,200).
5.The salary amounts for Mr. Hardy originally denoted in local currency (GBP) have been converted to USD using the average exchange rate for the year ended December 31, 2024 of 1 USD to 0.783 GBP.
6.Amount includes matching contributions under our 401(k) plan ($8,500), a relocation allowance ($23,040), tax equalization payments ($27,547), and tax return preparation fees ($500). For more information regarding these amounts, see “Executive Compensation Arrangements—Jim Hardy Letter
Agreement” below.

TRAEGER, INC.	40	2025 Proxy Statement

Executive Compensation
NARRATIVE TO SUMMARY COMPENSATION TABLE
Salaries
The named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.
In 2024, our named executive officers were entitled to receive the following annual base salaries: Mr. Andrus: $0; Mr.
Blosil: $450,000; and Mr. Hardy: $425,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in 2024.
Bonuses
In 2024, Mr. Blosil earned a cash bonus for the fourth quarter of the 2024 calendar year in an amount of $113,000, and
Mr. Hardy earned a cash bonus for the 2024 calendar year in an amount of $200,000.
Mr. Andrus was not eligible to earn an annual cash incentive bonus during 2024. For more information, see “Executive
Compensation Arrangements-Jeremy Andrus Side Letter” below.
Equity Compensation
We maintain the 2021 Incentive Award Plan (the “2021 Plan”), in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our Company and our affiliates, and to enable us to obtain and retain services of these individuals, which we believe is essential to our long-term success.
On February 6, 2024, our Board approved the grant to Mr. Andrus of 2,075,456 performance-based restricted shares under the 2021 Plan, as further discussed below, which were intended to retain and incentivize Mr. Andrus to lead our
Company to sustained, long-term superior financial performance.
On April 5, 2024, our Board approved the grant of performance-based restricted stock units (“PSUs”) to Messrs. Blosil and
Hardy under the 2021 Plan covering a target of 147,151 and 87,590 shares of Common Stock, respectively, as further discussed below.
On September 12, 2024, our Board approved grants of time-based RSUs to Messrs. Blosil and Hardy under the 2021
Plan covering 128,150 shares and 128,150 shares of Common Stock, respectively. The RSUs will vest as to one-third of the underlying RSUs on each of the first three anniversaries of September 3, 2024, subject to the executive's continued
service as of the applicable vesting date.
2024 Performance Shares
On February 6, 2024, our Board approved the grant to Mr. Andrus of 2,075,456 performance-based restricted shares (the
“2024 Performance Shares”).  The 2024 Performance Shares were eligible to be earned upon our achievement of
Adjusted EBITDA goals during the fiscal year ending on December 31, 2024.  All of the 2024 Performance Shares were earned upon the achievement of the maximum Adjusted EBITDA goal during 2024, and vested on March 31, 2025.
If the Company had incurred a change in control (as defined in the 2021 Plan) or if Mr. Andrus’s service had been terminated by us without cause, by Mr. Andrus for good reason, or due to Mr. Andrus’s death or disability (each as defined in his award agreement), in any case, before the 2024 Performance Shares had vested, the previously-earned 2024
Performance Shares would have vested, subject to Mr. Andrus’s timely execution and non-revocation of a general release of claims, and continued compliance with customary restrictive covenants.

TRAEGER, INC.	41	2025 Proxy Statement

Executive Compensation
If the Adjusted EBITDA target goal had not been achieved during the 2024 fiscal year, then a number of 2024
Performance Shares representing the difference between the number earned based on the Company’s Adjusted EBITDA in 2024 and the target number of 2024 Performance Shares would have instead become eligible to be earned based on the achievement of a stock price goal of $18.00 per share for the period beginning on January 1, 2025 and ending on
August 2, 2031.
2024 Performance-Based Restricted Stock Units
On April 5, 2024, our Board approved the grant to Messrs. Blosil and Hardy covering a target of 147,151 PSUs and
87,590 PSUs, respectively (the “2024 PSUs”). The 2024 PSUs were eligible to be earned from 0% to 150% of target based upon our achievement of the same Adjusted EBITDA goals that applied to Mr. Andrus’s 2024 Performance Shares.
The maximum number of 2024 PSUs were earned upon the achievement of the maximum Adjusted EBITDA goal during
2024, and vested on March 31, 2025.
If the Company had incurred a change in control or if the applicable executive’s service had been terminated by us without cause, by the executive for good reason, or due to the executive’s death or disability (each as defined in such executive’s award agreement), in any case, before the 2024 PSUs had vested, the previously earned 2024 PSUs would have vested, subject to the executive’s timely execution and non-revocation of a general release of claims, and continued compliance with customary restrictive covenants.
Andrus 2022 Letter Agreement
In August 2022, we entered into a letter agreement with Mr. Andrus (the “2022 Letter Agreement”) that provided for the accelerated vesting of 2,075,455 unvested RSUs then-held by Mr. Andrus, and required Mr. Andrus to pay the withholding tax associated with the acceleration of the awards by cash or check, rather than by selling vested shares to cover the tax obligation.
In addition, the 2022 Letter Agreement imposes certain clawback rights intended to maintain the retention incentives of the RSUs by mirroring their former vesting schedule. If Mr. Andrus experiences a termination of “service,” other than due to a “qualifying termination” (each, as defined in the award agreements), prior to an original vesting date of an RSU, he will forfeit and return to the Company that number of shares of Common Stock that would not otherwise have vested pursuant to the terms of the original award agreements or, if he has disposed of or transferred such shares, he will deliver to the Company the corresponding value of those shares plus any gain realized in connection with such sale or other transfer.
The clawback rights imposed under the 2022 Letter Agreement lapsed in 2024 with respect to a portion of the RSUs, that were accelerated under the 2022 Letter Agreement (i.e., reflecting what would have vested in August 2024 pursuant to their respective original vesting schedules). The clawback rights will lapse with respect to the remaining RSUs in August of 2025 and 2026.

TRAEGER, INC.	42	2025 Proxy Statement

Executive Compensation
EXECUTIVE COMPENSATION ARRANGEMENTS
Our named executive officers’ employment agreements in effect as of December 31, 2024 are described below.
Jeremy Andrus Amended & Restated Employment Agreement
On September 25, 2017, we entered into an amended and restated employment agreement with Mr. Andrus. Mr. Andrus’s employment agreement provides for base salary and participation in our standard benefit plans. The employment agreement has an initial term of one year with automatic annual renewals unless any party provides written notice of non-
renewal at least 90 days in advance of the expiration of the then-current term.
Pursuant to the terms of Mr. Andrus’s employment agreement, if Mr. Andrus’s employment is terminated by us without
“cause” or due to our decision not to renew Mr. Andrus’s employment term, or by Mr. Andrus for “good reason” (each, as defined in his PSU award agreement), Mr. Andrus is entitled to receive (i) 12 months’ severance pay based on his base salary rate on the date of such termination, and (ii) up to 12 months’ Company-paid health benefits continuation, in each case subject to Mr. Andrus’s execution of a general release of claims in favor of our Company.
Under Mr. Andrus’s employment agreement, Mr. Andrus is subject to non-competition and employee and customer non-
solicitation covenants during the term of his employment and for one year thereafter. The employment agreement also includes a standard invention assignment and confidential information covenant.
Jeremy Andrus Side Letter
We are party to a letter agreement (the “Side Letter”) under which Mr. Andrus agreed (i) to reduce his annual base salary to $0 until December 31, 2026 and (ii) to not be eligible to receive an annual bonus with respect to 2021 or for any period prior to December 31, 2026. Our Board believes that the lack of cash compensation, coupled with the design of Mr.
Andrus's equity awards, ensures that Mr. Andrus’s compensation over the next several years is directly and solely tied to the Company’s achievement of superior performance.
Under the Side Letter, if Mr. Andrus’s employment is terminated by us without “cause” or due to our decision not to renew
Mr. Andrus’s employment term, or by Mr. Andrus for good reason, in each case, on or prior to the earlier of December 31,
2026 or a “change in control” of the Company, Mr. Andrus will receive $0 in respect of his base salary and up to 12 months’ Company-paid health benefits continuation, subject to Mr. Andrus’s execution of a general release of claims in favor of our Company. In addition, Mr. Andrus’s unvested equity awards are subject to accelerated vesting as described in the section entitled “—Andrus Award Treatment Upon Termination or Change in Control” below.
Dominic Blosil Offer Letter
Mr. Blosil is employed pursuant to an employment offer letter entered into with our Company in connection with his hiring as our Vice President of Finance and Strategic Planning, which continued to govern his employment in 2024 as our Chief
Financial Officer. Mr. Blosil’s offer letter provides for base salary and participation in our standard benefit plans. Mr.
Blosil’s offer letter has no fixed term.
Pursuant to the terms of his offer letter, if Mr. Blosil’s employment is terminated by us without “cause” (as defined in the offer letter), Mr. Blosil will be entitled to receive six months’ severance pay based on his base salary on the date of such termination, subject to Mr. Blosil’s execution of a general release of claims in favor of our Company. The severance benefits described in Mr. Blosil’s offer letter, solely as it relates to a change in control termination, were superseded by the
Company’s Executive Change in Control Severance Plan, which is described in further detail in the section entitled, “-CIC
Severance Plan” below. In addition, Mr. Blosil’s unvested equity awards are subject to accelerated vesting as described in the section entitled “—Blosil and Hardy Award Treatment Upon Termination or Change in Control” below.

TRAEGER, INC.	43	2025 Proxy Statement

Executive Compensation
Pursuant to the terms of his offer letter, Mr. Blosil also entered into a separate agreement pursuant to which he is subject to non-competition and employee and customer non-solicitation covenants during the term of his employment and for one year thereafter. The agreement also includes a standard invention assignment and confidential information covenant.
On March 6, 2025, the Company announced that Mr. Blosil will transition to a non-executive advisory role at the
Company, effective on the Transition Date. In connection with the change in Mr. Blosil’s role, Mr. Blosil entered into a separation agreement with the Company (the “Separation Agreement”), pursuant to which Mr. Blosil has agreed to provide services to the Company through December 31, 2025 (the “Termination Date”) in order to facilitate a smooth and orderly transition of his responsibilities in his role as Chief Financial Officer.
From the Transition Date through the Termination Date, Mr. Blosil will provide advisory and other services to the Company and will continue to receive the same regular compensation, including vesting of equity awards, as in effect on the
Transition Date. In addition, he will receive a one-time transition payment of $150,000, subject to his non-revocation of the
Separation Agreement.
Upon his termination on the Termination Date, Mr. Blosil will receive the following separation payments: (i) an additional payment of $337,500; and (ii) full accelerated vesting of all then-outstanding time-based restricted stock units held by Mr.
Blosil on the Termination Date.
The separation payments are subject to Mr. Blosil’s timely execution and non-revocation of a release of claims. If his employment is terminated by the Company prior to the Termination Date other than by reason of a material breach of the
Separation Agreement, then he will receive his compensation and benefits as though he had remained employed through
December 31, 2025, and also would receive the separation payments.
The Separation Agreement requires Mr. Blosil to continue to comply with certain restrictive covenants, including non-
competition, non-solicitation, and confidentiality, and includes a mutual release of claims. Under the Separation
Agreement, Mr. Blosil also is entitled to a reimbursement of up to $5,000 for actual expenses incurred by him to have an attorney review the Separation Agreement.
Jim Hardy Offer Letter
Mr. Hardy is employed pursuant to an employment offer letter entered into with our Company in connection with his hiring as our Chief Supply Chain Officer in March 2021, which was amended by the Hardy Letter Agreement in December 2023 as further described below.
Mr. Hardy’s offer letter provides for base salary and participation in our standard benefit plans. Mr. Hardy’s offer letter has no fixed term. Mr. Hardy’s offer letter does not provide for severance in the event of a termination of his employment, however, Mr. Hardy is eligible to participate in the Company’s Executive Change in Control Severance Plan, which is described in further detail in the section entitled, “CIC Severance Plan” below.
Pursuant to the terms of his offer letter, Mr. Hardy also entered into a separate agreement pursuant to which he is subject to non-competition and employee and customer non-solicitation covenants during the term of his employment and for one year thereafter. The agreement also includes a standard invention assignment and confidential information covenant.
Jim Hardy Letter Agreement
On December 1, 2023, the Compensation Committee of our Board approved a letter agreement (the “Hardy Letter
Agreement”) with Mr. Hardy that amends Mr. Hardy’s offer letter and sets forth certain compensation and benefits that Mr.
Hardy became entitled to receive in connection with his appointment as President of Apption Labs Limited (d/b/a
MEATER) and related relocation to the United Kingdom in 2023.

TRAEGER, INC.	44	2025 Proxy Statement

Executive Compensation
Under the Hardy Letter Agreement, Mr. Hardy was entitled to reimbursement for certain relocation expenses in connection with the relocation of his primary residence to Leicester, United Kingdom. The Hardy Letter Agreement further provides that Mr. Hardy is eligible to participate in employee benefit plans maintained for the benefit of our regular full-time employees in the United Kingdom. In addition, we provide United Kingdom and United States healthcare coverage for Mr.
Hardy and his spouse.
The Hardy Letter Agreement further provides that during the term of Mr. Hardy’s employment as President of Apption
Labs Limited (d/b/a MEATER), Mr. Hardy will be entitled to (i) reimbursement for business class air travel expenses in connection with up to two round trips taken by Mr. Hardy and his spouse between Leicester, United Kingdom and the
United States and (ii) receive certain tax equalization payments and tax return preparation assistance to the extent he receives income, gains or benefits in connection with his employment that become taxable outside of the United States.
OTHER ELEMENTS OF COMPENSATION
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match
100% of contributions made by participants in the 401(k) plan up to 4% of each employee's compensation, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, life insurance, and an employee assistance program.
In addition to the perquisites described above, Mr. Hardy is eligible to receive certain perquisites in connection with his relocation to and employment in the United Kingdom, as described in the section entitled “Executive Compensation
Arrangements— Jim Hardy Letter Agreement” above.
We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

TRAEGER, INC.	45	2025 Proxy Statement

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for our named executive officers as of December 31, 2024.  Certain of Mr. Andrus’s equity awards that vested pursuant to his 2022 Letter Agreement are no longer outstanding and so are not included in the table below; however, as described in the section entitled “—Andrus 2022 Letter Agreement” above, they remain subject to clawback rights intended to maintain the retention incentives of these awards by mirroring the original vesting schedule.

		Stock Awards
Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)

Jeremy Andrus	2/6/2024	2,075,456	(2)	4,960,340
Dominic Blosil	4/5/2024	220,726	(3)	527,535
	9/12/2024	128,150	(4)	306,279
	8/31/2023	196,590	(5)	469,850
	8/31/2022	122,500	(5)	292,775
Jim Hardy	4/5/2024	131,385	(3)	314,010
	9/12/2024	128,150	(4)	306,279
	8/31/2023	177,867	(5)	425,102
	8/31/2022	110,834	(5)	264,893
	8/31/2022	41,667	(5)	99,584
1.Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our Common Stock on
December 31, 2024, which was $2.39.
2.Amount represents earned 2024 Performance Shares that vested on March 31, 2025, subject to Mr. Andrus’s continued service as our Chief Executive
Officer or Executive Chairman of our Board.
3.Amount represents earned 2024 PSUs that vested on March 31, 2025, subject to the executive’s continued employment through such vesting date.
4.This RSU award vests as to one-third (1/3) of the underlying RSUs on each of the first, second, and third anniversaries of September 3, 2024, subject to the executive’s continued employment through each applicable vesting date. The amounts shown represent the number of shares subject to the
RSU awards that remain eligible to vest as of December 31, 2024.
5.This RSU award vests as to one-third (1/3) of the underlying RSUs on each of the first, second, and third anniversaries of the grant date, subject to the executive’s continued employment through each applicable vesting date. The amounts shown represent the number of shares subject to the RSU awards that remain eligible to vest as of December 31, 2024.

TRAEGER, INC.	46	2025 Proxy Statement

Executive Compensation
CIC SEVERANCE PLAN
On April 20, 2022, the Compensation Committee adopted the Executive Change in Control Severance Plan (the “CIC
Severance Plan”), which is intended to provide payment of cash severance and other benefits to our executives, including
Messrs. Blosil and Hardy, in the event of a qualifying termination of employment with us.
Under the CIC Severance Plan, in the event of a termination of an executive’s employment by us without “cause” or by the executive for “good reason” (as each such term is defined in the CIC Severance Plan), in either case, on or within 24 months following a change in control (as defined in the 2021 Plan) the executive will be eligible to receive the following payments and benefits:
•a cash payment equal to the sum of (i) an amount equal to 200% of the executive’s then-current annual base salary, (ii) an amount equal to the executive’s pro-rated target annual bonus, if any, for the year in which the termination occurs, and (iii) an amount (the “COBRA Payment”) equal to the product obtained by multiplying (x)
the monthly COBRA premium payment paid by the executive for himself or herself and his or her covered dependents by (y) 24 months, payable in lump sum 30 days following the date of termination;
•a cash payment equal to the taxes incurred by the executive in connection with his or her receipt of the COBRA
Payment, which is intended to restore the executive to the same position on an after-tax basis as he or she would have been had he or she not incurred any tax liability with respect to the COBRA Payment; and
•full accelerated vesting of outstanding equity awards granted under the 2021 Plan that vest solely based on the passage of time.
All severance payments and benefits under the CIC Severance Plan are subject to the executive’s execution and, to the extent applicable, non-revocation of a release of claims in favor of the Company at the time of the executive’s termination of employment, and the executive’s continued compliance with any applicable restrictive covenants. In addition, in the event that any payment under the CIC Severance Plan, together with any other amounts paid to the executive by the
Company, would subject such executive to an excise tax under Section 4999 of the Internal Revenue Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for the executive.
AWARD TREATMENT UPON TERMINATION OR CHANGE IN CONTROL
Our named executive officers hold RSUs, Mr. Andrus holds performance-based restricted shares, and Messrs. Blosil and
Hardy hold PSUs under our 2021 Plan. Each of these awards is subject to certain accelerated vesting provisions in connection with a qualifying termination of employment, as described below.
ANDRUS AWARD TREATMENT UPON TERMINATION OR CHANGE IN
CONTROL
Under the 2022 Letter Agreement, the Company has certain clawback rights with respect to the RSUs that became vested on August 31, 2022 pursuant to the 2022 Letter Agreement, which are intended to maintain the retention incentives of the
RSUs by mirroring their former vesting schedule. In the event that Mr. Andrus experiences a termination of service, other than due to a qualifying termination, prior to an original vesting date of such RSU, Mr. Andrus will forfeit and return to the
Company that number of shares of Common Stock that would not have vested pursuant to the terms of the original award agreements or, if he has disposed of or transferred such shares, he will deliver to the Company the corresponding value of those shares plus any gain realized in connection with such sale or other transfer.

TRAEGER, INC.	47	2025 Proxy Statement

Executive Compensation
Under the award agreement evidencing the 2024 Performance Shares, (A) if the Company had incurred a change in control (as defined in the 2021 Plan) or (B) if Mr. Andrus’s service had been terminated by us without cause, by Mr.
Andrus for good reason, or due to Mr. Andrus’s death or disability (each as defined in the 2024 Performance Shares award agreement) and Mr. Andrus timely executed and did not revoke a general release of claims, in either case, before the 2024 Performance Shares had vested, the previously earned 2024 Performance Shares would have vested, subject to
Mr. Andrus’s continued compliance with customary restrictive covenants.
For further details regarding the Andrus 2022 Letter Agreement and 2024 Performance Shares, see the section entitled
“—Equity Compensation” above.
BLOSIL AND HARDY AWARD TREATMENT UPON TERMINATION OR
CHANGE IN CONTROL
Under the award agreement evidencing their 2024 PSUs, if (A) the Company had incurred a change in control (as defined in the 2021 Plan) or (B) the executive’s service had been terminated by us without cause, by the executive for good reason, or due to the executive’s death or disability (each as defined in the 2024 PSUs award agreement) and the executive timely executed and did not revoke a general release of claims in either case, before the 2024 PSUs had vested, the previously earned 2024 PSUs would have vested, subject to the executive’s continued compliance with customary restrictive covenants.
As discussed in the section entitled “—CIC Severance Plan” above, in the event of a termination of the applicable executive’s employment by us without cause or by the executive for good reason, in either case, on or within 24 months following a change in control, all of the time-vesting awards then-held by such executive will vest in full, to the extent then-
unvested.

TRAEGER, INC.	48	2025 Proxy Statement
CERTAIN RELATIONSHIPS
AND RELATED PERSON
TRANSACTIONS
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interest of the Company and its stockholders,  and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
RELATIONSHIPS AND TRANSACTIONS WITH DIRECTORS, EXECUTIVE
OFFICERS AND SIGNIFICANT STOCKHOLDERS
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2023, other than equity and other compensation, termination, change in control and other arrangements, which are described above under “Executive Compensation” and “Executive Compensation-Director
Compensation.”

TRAEGER, INC.	49	2025 Proxy Statement

Certain Relationships and Related Person Transactions
Stockholders Agreement
The Stockholders Agreement grants the AEA Fund, OTPP and TCP the right, but not the obligation, to designate a number of individuals for election to our Board at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected. Pursuant to the Stockholders Agreement, we are required to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected, designated by the AEA Fund, OTPP and TCP, such that, upon the election of such individual and each other individual designated by or at the direction of our Board or a duly authorized committee of the board, as a director of our company, the number of:
•AEA Designees serving as directors will be equal to (i) three (3) directors, if certain affiliates of the AEA Fund continue to beneficially own at least 20% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, (ii) two (2) directors, if certain affiliates of the AEA Fund continue to beneficially own less than 20% but at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (iii) one (1) director, if certain affiliates of the AEA Fund continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO;
•OTPP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of OTPP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of OTPP continue to beneficially own less than 10%
but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO;
and
•TCP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of TCP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of TCP continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO.
Each of the AEA Fund, OTPP and TCP agrees to vote, or cause to vote, all of their outstanding shares of our Common
Stock (whether at a meeting or by consent), so as to cause the election of the AEA Designees, OTPP Designees and TCP
Designees, in each case to the extent that each or any of the AEA Fund, OTPP and TCP have exercised their right to designate individuals for election to the Board.
If the number of individuals that any of the AEA Fund, OTPP or TCP has the right to designate is decreased because of the decrease in its in ownership, then any corresponding AEA Designees, OTPP Designees or TCP Designees will immediately tender his or her resignation for consideration by our Board and, if such resignation is requested by our
Board, such director shall resign within thirty (30) days of the date on which the relevant stockholder’s right to designate individuals for election as our directors was decreased pursuant to the terms of the Stockholders Agreement.
Notwithstanding the foregoing, a director may resign at any time regardless of the period of time left in his or her then current term.
In addition, pursuant to the Stockholders Agreement, and subject to our Certificate of Incorporation and our Bylaws, for so
long as the AEA Fund, OTPP and TCP collectively beneficially own at least 30% of the aggregate number of shares of
Common Stock outstanding immediately following our IPO, certain actions by us or any of our subsidiaries will require the prior written consent of each of the AEA Fund, OTPP and TCP so long as such stockholder is entitled to designate at least two (2) directors for nomination to our Board. The actions that will require prior written consent, subject to the terms and conditions of the Stockholders Agreement, include: (i) change in control transactions, (ii) acquiring or disposing of assets or any business enterprise or division thereof for consideration in excess of $250.0 million in any single transaction or series of transactions, (iii) increasing or decreasing the size of our Board or the board of directors of any of our subsidiaries, (iv) terminating the employment of our Chief Executive Officer or hiring a new chief executive officer, and (v)

TRAEGER, INC.	50	2025 Proxy Statement

Certain Relationships and Related Person Transactions
initiating any liquidation, dissolution, bankruptcy or other insolvency proceeding involving us or any of our significant subsidiaries.
Management Stockholders Agreement
The Management Stockholders Agreement requires us to, among other things, nominate Jeremy Andrus, our Chief
Executive Officer and Chairman of the Board, for election as a director at any applicable meeting of our stockholders (or consent in lieu of a meeting), for so long as Mr. Andrus serves in his capacity as our Chief Executive Officer or, if Mr.
Andrus is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Andrus’s employment by us or any of our subsidiaries for cause, and (ii) the date on which Mr. Andrus ceases to beneficially own greater than 2% of the shares of Common Stock then outstanding.
In addition, pursuant to the Management Stockholders Agreement, for so long as a Trigger Event has not occurred, upon each of the first, second and third consecutive vacancies on our Board resulting from a decrease in the number of AEA
Designees, OTPP Designees or TCP Designees pursuant to the terms of the Stockholders Agreement, Mr. Andrus will have the right to designate the initial replacement director, and we will be required to nominate such individual for election as our director at the immediately succeeding applicable meeting of our stockholders (or consent in lieu of a meeting). In the event that Mr. Andrus is no longer serving as our Chief Executive Officer and for so long as a Trigger Event has not occurred, (i) any director designated by Mr. Andrus in accordance with the foregoing sentence shall satisfy the standards of independence established for independent directors and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act and shall not be an affiliate of Mr.
Andrus, and (ii) we will appoint Mr. Andrus as our Executive Chairman if he still serves on our Board.
Coordination Agreement
In connection with our IPO, the Investors entered into a coordination agreement, dated as of July 28, 2021 (the
“Coordination Agreement”). Pursuant to the Coordination Agreement, the Investors agree, subject to certain limited exceptions, to certain limitations on their ability to sell or transfer any shares of Common Stock. For example, the
Coordination Agreement requires the Investors to make reasonable efforts to provide notice to the other Investors and to coordinate their sales of Common Stock for certain transfers including, but not limited to (i) transfers by the Investors of their shares pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), (ii) distributions to partners, and (iii) tag-along rights regarding certain private sales of Common Stock. Any Investor may withdraw from the
Coordination Agreement in the event such Investor holds less than three percent (3%) of the aggregate then-outstanding shares of our Common Stock.
Registration Rights Agreement
In connection with our IPO, we, the Investors and certain other stockholders entered into a registration rights agreement, dated of July 28, 2021 (the “Registration Rights Agreement”). The Registration Rights Agreement provides the Investors and certain other stockholders, under certain circumstances and subject to certain restrictions, with certain rights with respect to the registration of their shares of Common Stock under the Securities Act, including customary demand and piggyback registration rights.
Other Transactions
We outsource a portion of our customer service and support operations to a third party, which is owned in part by OTPP and TCP. The total amount of expenses associated with such services was $5.3 million for the year ended December 31,
2024 and $5.8 million for the year ended December 31, 2023. The amount payable to the third party as of December 31,
2024 was $0.8 million.

TRAEGER, INC.	51	2025 Proxy Statement

Certain Relationships and Related Person Transactions
Indemnification Agreements
Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL, subject to certain exceptions contained in our Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors and officers will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by law.
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the indemnities with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.
There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or executive officer.

TRAEGER, INC.	52	2025 Proxy Statement
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026
Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our
Secretary at our offices, 533 South 400 West, Salt Lake City, Utah 84101 in writing not later than December 8, 2025.
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting of the Company's stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than January 20, 2026 and no later than February 19, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 20, 2026, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2026 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

TRAEGER, INC.	53	2025 Proxy Statement
REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
The Audit Committee has the duties and powers described in its written charter adopted by the Board. The Audit
Committee met five times in 2024. A copy of the charter is available on Traeger’s website at investors.traeger.com.
During 2024, the Audit Committee assisted the Board’s oversight and monitoring of:
•Traeger’s financial statements and other financial information provided by Traeger to its stockholders and others;
•compliance with legal, regulatory and public disclosure requirements;
•the independent auditors, including their qualifications and independence;
•Traeger’s system of internal controls, including the internal audit function;
•treasury and finance matters;
•Traeger’s Cyber and Data Security plan;
•Traeger's Generative Artificial Intelligence Tools Usage Policy;
•risk assessment and risk management, including with respect of information and cybersecurity matters; and
•the auditing, accounting and financial reporting processes generally.
The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Traeger’s financial statements.
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by
Traeger’s independent registered public accounting firm, Ernst & Young LLP. In fulfilling its oversight responsibility, the
Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services.
Ernst & Young LLP has served as Traeger’s independent registered public accounting firm since 2017 and rotates its lead audit engagement partner every five years. The Audit Committee is directly involved in the selection of the lead engagement partner.
The Audit Committee has reviewed the audited consolidated financial statements of Traeger for the fiscal year ended
December 31, 2024 and has discussed these financial statements with management and Ernst & Young LLP. The Audit
Committee has also received from, and discussed with, Ernst & Young LLP various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the
SEC.
Traeger’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and Traeger, including the disclosures required by the applicable requirements of the
PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Traeger.

TRAEGER, INC.	54	2025 Proxy Statement

Report of the Audit Committee of the Board of Directors
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the
Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in
Traeger’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Wendy A. Beck (Chair)
Raul Alvarez
Elizabeth C. Lempres

TRAEGER, INC.	55	2025 Proxy Statement
Proposal 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended
December 31, 2024. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND
OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2024 ($)	2023 ($)

Audit Fees(1)	1,482,625	1,468,828
Audit-Related Fees	—	—
Tax Fees(2)	—	64,990
All Other Fees	—	—
Total Fees	1,482,625	1,533,818
1.Audit fees consisted of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit,  registration statement filings and issuance of consents and other matters.
2.Tax fees consisted of fees for professional services primarily for tax compliance services.

TRAEGER, INC.	56	2025 Proxy Statement

Proposal 2
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-
approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit
Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-
approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-
approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the
SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the
Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-
approve the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-
approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

The Board of Directors unanimously recommends a vote “FOR” the Ratification of the Appointment of
Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending
December 31, 2025.

TRAEGER, INC.	57	2025 Proxy Statement
AVAILABILITY OF ANNUAL REPORT
ON FORM 10-K
A copy of Traeger’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 24, 2025 without charge upon written request addressed to:
Traeger, Inc.
Attention: Secretary
533 South 400 West
Salt Lake City, Utah 84101
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended
December 31, 2024 at investors.traeger.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR
SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY
STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE
PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE
PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER
SOLICITATION.
By Order of the Board of Directors
Courtland Astill
General Counsel
Salt Lake City, Utah
April 7, 2025

TRAEGER, INC.	58	2025 Proxy Statement
QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING
OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is March 24, 2025. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual
Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.
At the close of business on the Record Date, there were 130,648,819 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER”
AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET
NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-
digit control number or otherwise vote through the bank or brokerage firm.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL
MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND THE ANNUAL MEETING?
Traeger has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Traeger stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual
Meeting. You may attend and participate in the Annual Meeting by visiting the following website:
www.virtualshareholdermeeting.com/COOK2025. To attend and participate in the Annual Meeting, you will need the 16-
digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the
Annual Meeting as a “Guest,” but you will not be able to vote or ask questions as of the Record Date. The meeting

TRAEGER, INC.	59	2025 Proxy Statement

Questions and Answers About the Annual Meeting of Stockholders
webcast will begin promptly at 8:30 a.m., Mountain Time. We encourage you to access the meeting prior to the start time.
Online check-in will begin at 8:15 a.m., Mountain Time, and you should allow ample time for the check-in procedures.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the Chairperson of the Annual
Meeting or (ii) a majority of the voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have the power to adjourn the meeting.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET
NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
Stockholders of Record. If you are a stockholder of record, you may vote:
•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet
Notice or proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59
p.m., Eastern Time, on May 19, 2025. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

TRAEGER, INC.	60	2025 Proxy Statement

Questions and Answers About the Annual Meeting of Stockholders
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Traeger prior to the Annual Meeting; or
•by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual
Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated beginning on page 1 of this proxy statement, as well as within the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL
MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
WHY HOLD A VIRTUAL MEETING?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting
www.virtualshareholdermeeting.com/COOK2025. You also will be able to vote your shares electronically at the Annual
Meeting by following the instructions above.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL
MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING
THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/COOK2025.

TRAEGER, INC.	61	2025 Proxy Statement

Questions and Answers About the Annual Meeting of Stockholders
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE
ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or
Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual
Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE
PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND
BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non- votes).	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

TRAEGER, INC.	62	2025 Proxy Statement

Questions and Answers About the Annual Meeting of Stockholders
WHAT IS A “VOTE WITHHELD” AND AN “ABSTENTION” AND HOW WILL
VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR
DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and
(2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current
Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY
MATERIALS RATHER THAN A FULL SET OF PROXY MATERIALS?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this proxy statement and the
Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet
Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our
Annual Meeting.

TRAEGER, INC.	63	2025 Proxy Statement
OTHER BUSINESS
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

TRAEGER, INC.	64	2025 Proxy Statement
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

TRAEGER
275
TRAEGER

TRAEGER®
WOOD FIRED GRILLS

TRAEGER.COM
®/™ © 2025 Traeger Pellet Grills LLC. All rights reserved.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COOK2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67131-P26079 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRAEGER, INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2:

	For All	Withhold All	For All Except
1. Election of Class I directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jeremy Andrus
02) Wendy A. Beck
03) Daniel James

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V67132-P26079

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRAEGER, INC.

The undersigned stockholder(s) hereby appoint(s) Jeremy Andrus, Michael Joseph (Joey) Hord and Courtland Astill, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side, all the shares of TRAEGER, INC. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 8:30 a.m. Mountain Time, on May 20, 2025 or any continuation, postponment or adjournment thereof (the "Meeting"), with all powers which the undersigned would possess if present at the Meeting.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Meeting or any continuation, postponement or adjournment thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(Continued and to be marked, dated and signed, on the other side)